EXHIBIT 25

                  FORM T-1 OF BANK ONE, COLUMBUS, N.A.

                                                       Registration No.



                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549
      __________________________________________________________________


                                FORM T-1


               STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939 OF A
               CORPORATION  DESIGNATED TO  ACT AS TRUSTEE


                         BANK ONE, COLUMBUS, NA


      Not Applicable                                    31-4148768
      (State of Incorporation                     (I.R.S. Employer
      if not a national bank)                  Identification No.)

      100 East Broad Street, Columbus, Ohio             43271-0181
      (Address of trustee's principal                   (Zip Code)
      executive offices)

                            Victoria Pavlick
                     c/o Bank One Trust Company, NA
                         100 East Broad Street
                       Columbus, Ohio 43271-0181
                             (614) 248-6180
       (Name, address and telephone number of agent for service)


                          EMERSON RADIO CORP.
          (Exact name of obligor as specified in its charter)

      Delaware                                          22-3285224

      (State or other jurisdiction of
      (I.R.S.Employer
      incorporation or organization)
      Identification No.)


      Nine Entin Road                                 07054
      Parsippany, N.J.                                (Zip Code)
      (Address of principal executive offices)


Emerson Radio Corp. 8 1/2% Senior Subordinated Convertible Debentures Due
2002

                  (Title of the Indenture securities)

                                GENERAL

1.    General Information.
      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.

            Federal Reserve Bank of Cleveland, Cleveland, Ohio

            Federal Deposit Insurance Corporation, Washington, D.C.

            The Board of Governors of the Federal Reserve System,
            Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            The trustee is authorized to exercise corporate trust powers.

2.    Affiliations with Obligor and Underwriters.
      If the obligor is an affiliate of the trustee, describe each such affiliation.

      The obligor is not an affiliate of the trustee.

16.   List of Exhibits
      List below all exhibits filed as a part of this statement of eligibility and qualification. (Exhibits identified in parentheses, on file with the Commission, are incorporated herein by reference as exhibits hereto.)

Exhibit 1 - A copy of the Articles of Association of the trustee as now in effect.

Exhibit 2 - A copy of the Certificate of Authority of the trustee to commence business, see Exhibit 2 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003, Securities and Exchange Commission File No. 33-50709.

Exhibit 3 - A copy of the Authorization of the trustee to exercise corporate trust powers, see Exhibit 3 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes
due 2003, Securities and Exchange Commission File No.    33-50709.

Exhibit 4 - A copy of the Bylaws of the trustee as now in effect.

Exhibit 5 - Not applicable.

Exhibit 6 - The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended.

Exhibit 7 - Report of Condition of the trustee as of the close of business on June 30, 1995, published pursuant to the requirements of the Comptroller of the Company.

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.
Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.

                               SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One, Columbus, NA, a national banking association organized under the National Banking Act, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in Columbus, Ohio, on September 18, 1995.

                                        Bank One, Columbus, NA

                                        By:
                                            Victoria Pavlick
                                            Authorized Signer


                               Exhibit 1

                BANK ONE, COLUMBUS, NATIONAL ASSOCIATION
                        ARTICLES OF ASSOCIATION

    For the purpose of organizing an association to carry on the business of banking under the laws of the United States, the following Articles of Association are entered into:

    FIRST. The title of this Association shall be BANK ONE, COLUMBUS, NATIONAL ASSOCIATION.

    SECOND. The main office of the Association shall be in Columbus, County of Franklin, State of Ohio. The general business of the Association shall be conducted at its main office and its branches.

    THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five Directors, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time-to-time by resolution of the shareholders at any annual or special meeting thereof, provided, however, that the Board of Directors, by resolution of a majority thereof, shall be authorized to increase the number of its members by not more than two between regular meetings of the shareholders. Each Director, during the full term of his directorship, shall own, as qualifying shares, the minimum number of shares of either this Association or of its parent bank holding company in accordance with the provisions of applicable law. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

    FOURTH. The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office of this Association or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent business day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

    FIFTH. The authorized amount of capital stock of this Association shall be 2,073,750 shares of common stock of the par value of Ten Dollars ($10) each; but said capital stock may be increased or decreased from time-to-time, in accordance with the provisions of the laws of the United States.

         No holder of shares of the capital stock of any class of the Association shall have the preemptive or preferential right of subscription to any share of any class of stock of this Association, whether now or hereafter authorized or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time-to-time determine and at such price as the Board of Directors may from time-to-time fix.

         This Association, at any time and from time-to-time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

    SIXTH. The Board of Directors shall appoint one of its members President of the Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Secretary and such other officers and employees as may be required to transact the business of this Association.

         The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of this Association shall be made; to manage and administer the business and affairs of this Association; to make all By-Laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

    SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Columbus, Ohio, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

    EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

    NINTH. The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 10 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

    TENTH. Every person who is or was a Director, officer or employee of the Association or of any other corporation which he served as a Director, officer or employee at the request of the Association as part of his regularly assigned duties may be indemnified by the Association in accordance with the provisions of this paragraph against all liability (including, without limitation, judgments, fines, penalties and settlements) and all reasonable expenses (including, without limitation, attorneys' fees and investigative expenses) that may be incurred or paid by him in connection with any claim, action, suit or proceeding, whether civil, criminal or administrative (all referred to hereafter in this paragraphs as "Claims") or in connection with any appeal relating thereto in which he may become involved as a party or otherwise or with which he may be threatened by reason of his being or having been a Director, officer or employee of the Association or such other corporation, or by reason of any action taken or omitted by him in his capacity as such Director, officer or employee, whether or not he continues to be such at the time such liability or expenses are incurred, provided that nothing contained in this paragraph shall be construed to permit indemnification of any such person who is adjudged guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts, unless, at the time such indemnification is sought, such indemnification in such instance is permissible under applicable law and regulations, including published rulings of the Comptroller of the Currency or other appropriate supervisory or regulatory authority, and provided further that there shall be no indemnification of directors, officers, or employees against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Association. Every person who may be indemnified under the provisions of this paragraph and who has been wholly successful on the merits with respect to any Claim shall be entitled to indemnification as of right. Except as provided in the preceding sentence, any indemnification under this paragraph shall be at the sole discretion of the Board of Directors and shall be made only if the Board of Directors or the Executive Committee acting by a quorum consisting of Directors who are not parties to such Claim shall find or if independent legal counsel (who may be the regular counsel of the Association) selected by the Board of Directors or Executive Committee whether or not a disinterested quorum exists shall render their opinion that in view of all of the circumstances then surrounding the Claim, such indemnification is equitable and in the best interests of the Association. Among the circumstances to be taken into consideration in arriving at such a finding or opinion is the existence or non-existence of a contract of insurance or indemnity under which the Association would be wholly or partially reimbursed for such indemnification, but the existence or non-existence of such insurance is not the sole circumstance to be considered nor shall it be wholly determinative of whether such indemnification shall be made. In addition to such finding or opinion, no indemnification under this paragraph shall be made unless the Board of Directors or the Executive Committee acting by a quorum consisting of Directors who are not parties to such Claim shall find or if independent legal counsel (who may be the regular counsel of the Association) selected by the Board of Directors or Executive Committee whether or not a disinterested quorum exists shall render their opinion that the Director, officer or employee acted in good faith in what he reasonably believed to be the best interests of the Association or such other corporation and further in the case of any criminal action or proceeding, that the Director, officer or employee reasonably believed his conduct to be lawful. Determination of any Claim by judgment adverse to a Director, officer or employee by settlement with or without Court approval or conviction upon a plea of guilty or of nolocontendere or its equivalent shall not create a presumption that a Director, officer or employee failed to meet the standards of conduct set forth in this paragraph. Expenses incurred with respect to any Claim may be advanced by the Association prior to the final disposition thereof upon receipt of an undertaking satisfactory to the Association by or on behalf of the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification under this paragraph. The rights of indemnification provided in this paragraph shall be in addition to any rights to which any Director, officer or employee may otherwise be entitled by contract or as a matter of law. Every person who shall act as a Director, officer or employee of this Association shall be conclusively presumed to be doing so in reliance upon the right of indemnification provided for in this paragraph.

    ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.


                              Exhibit 4

                                BY-LAWS
                                   OF
                BANK ONE, COLUMBUS, NATIONAL ASSOCIATION

                               ARTICLE I
                        MEETING OF SHAREHOLDERS


SECTION 1.01. ANNUAL MEETING. The regular annual meeting of the Shareholders of the Bank for the election of Directors and for the transaction of such business as may properly come before the meeting shall be held at its main banking house, or other convenient place duly authorized by the Board of Directors, on the third Monday of January of each year, or on the next succeeding banking day, if the day fixed falls on a legal holiday. If from any cause, an election of directors is not made on the day fixed for the regular meeting of shareholders or, in the event of a legal holiday, on the next succeeding banking day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting. Notice of such annual meeting shall be given by or under the direction of the Secretary or such other officer as may be designated by the Chief Executive Officer by first-class mail, postage prepaid, to all shareholders of record of the Bank at their respective addresses as shown upon the books of the Bank mailed not less than ten days prior to the date fixed for such meeting.

SECTION 1.02. SPECIAL MEETINGS. A special meeting of the shareholders of this Bank may be called at any time by the Board of Directors or by any three or more shareholders owning, in the aggregate, not less than ten percent of the stock of this Bank. The notice of any special meeting of the shareholders called by the Board of Directors, stating the time, place and purpose of the meeting, shall be given by or under the direction of the Secretary, or such other officer as is designated by the Chief Executive Officer, by first-class mail, postage prepaid, to all shareholders of record of the Bank at their respective addresses as shown upon the books of the Bank, mailed not less than ten days prior to the date fixed for such meeting.

    Any special meeting of shareholders shall be conducted and its proceedings recorded in the manner prescribed in these By-Laws for annual meetings of shareholders.


SECTION 1.03. SECRETARY OF SHAREHOLDERS' MEETING. The Board of Directors may designate a person to be the Secretary of the meetings of shareholders. In the absence of a presiding officer, as designated in these By-Laws, the Board of Directors may designate a person to act as the presiding officer. In the event the Board of Directors fails to designate a person to preside at a meeting of shareholders and a Secretary of such meeting, the shareholders present or represented shall elect a person to preside and a person to serve as Secretary of the meeting.

    The Secretary of the meetings of shareholders shall cause the returns made by the judges and election and other proceedings to be recorded in the minute book of the Bank. The presiding officer shall notify the directors-elect of their election and to meet forthwith for the organization of the new board.

    The minutes of the meeting shall be signed by the presiding officer and the Secretary designated for the meeting.

SECTION 1.04. JUDGES OF ELECTION. The Board of Directors may appoint as many as three shareholders to be judges of the election, who shall hold and conduct the same, and who shall, after the election has been held, notify, in writing over their signatures, the secretary of the shareholders' meeting of the result thereof and the names of the Directors elected; provided, however, that upon failure for any reason of any judge or judges of election, so appointed by the directors, to serve, the presiding officer of the meeting shall appoint other shareholders or their proxies to fill the vacancies. The judges of election at the request of the chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall notify, in writing over their signatures, the secretary of the Board of Directors of the result thereof.

SECTION 1.05. PROXIES. In all elections of Directors, each shareholder of record, who is qualified to vote under the provisions of Federal Law, shall have the right to vote the number of shares of record in his name for as many persons as there are Directors to be elected, or to cumulate such shares as provided by Federal Law. In deciding all other questions at meetings of shareholders, each shareholder shall be entitled to one vote on each share of stock of record in his name. Shareholders may vote by proxy duly authorized in writing. All proxies used at the annual meeting shall be secured for that meeting only, or any adjournment thereof, and shall be dated, and if not dated by the shareholder, shall be dated as of the date of receipt thereof. No officer or employee of this Bank may act as proxy.

SECTION 1.06. QUORUM. Holders of record of a majority of the shares of the capital stock of the Bank, eligible to be voted, present either in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of shareholders, but shareholders present at any meeting and consti- tuting less than a quorum may, without further notice, adjourn the meeting from time to time until a quorum is obtained. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                               ARTICLE II
                               DIRECTORS

SECTION 2.01. MANAGEMENT OF THE BANK. The business of the Bank shall be managed by the Board of Directors. Each director of the Bank shall be the beneficial owner of a substantial number of shares of BANC ONE CORPORATION and shall be employed either in the position of Chief Executive Officer or active leadership within his or her business, professional or community interest which shall be located within the geographic area in which the Bank operates, or as an executive officer of the Bank. A director shall not be eligible for nomination and re-election as a director of the Bank if such person's executive or leadership position within his or her business, professional or community interests which qualifies such person as a director of Bank terminates. The age of 70 is the mandatory retirement age as a director of the Bank. When a person's eligibility as director of the Bank terminates, whether because of change in share ownership, position, residency or age, within 30 days after such termination, such person shall submit his resignation as a director to be effective at the pleasure of the Board provided, however, that in no event shall such person be nominated or elected as a director. Provided, however, following a person's retirement or resignation as a director because of the age limitations herein set forth with respect to election or re-election as a director, such person may, in special or unusual circumstances, and at the discretion of the Board, be elected by the directors as a Director Emeritus of the Bank for a limited period of time. A Director Emeritus shall have the right to participate in board meetings but shall be without the power to vote and shall be subject to re-election by the Board at its organizational meeting following the Bank's annual meeting of shareholders.

SECTION 2.02. QUALIFICATIONS. Each director shall have the qualification prescribed by law. No person elected a director may exercise any of the powers of his office until he has taken the oath of such office.

SECTION 2.03. TERM OF OFFICE/VACANCIES. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to his prior death, resignation, or removal from office. Whenever any vacancy shall occur among the directors, the remaining directors shall constitute the directors of the Bank until such vacancy is filled by the remaining directors, and any director so appointed shall hold office for the unexpired term of his or her successor. Notwithstanding the foregoing, each director shall hold office and serve at the pleasure of the Board.

SECTION 2.04. ORGANIZATION MEETING. The directors elected by the share-holders shall meet for organization of the new board at the time fixed by the presiding officer of the annual meeting. If at the time fixed for such meeting there is no quorum present, the Directors in attendance may adjourn from time to time until a quorum is obtained. A majority of the number of Directors elected by the shareholders shall constitute a quorum for the transaction of business.

SECTION 2.05. REGULAR MEETINGS. The regular meetings of the Board of Directors shall be held on the third Monday of each calendar month excluding March and July, which meeting will be held at 4:00 p.m. When any regular meeting of the Board falls on a holiday, the meeting shall be held on such other day as the Board may previously designate or should the Board fail to so designate, on such day as the Chairman of the Board of President may fix. Whenever a quorum is not present, the directors in attendance shall adjourn the meeting to a time not later than the date fixed by the Bylaws for the next succeeding regular meeting of the Board.

SECTION 2.06. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held at the call of the Chairman of the Board or President, or at the request of two or more Directors. Any special meeting may be held at such place in Franklin County, Ohio, and at such time as may be fixed in the call. Written or oral notice shall be given to each Director not later than the day next preceding the day on which special meeting is to be held, which notice may be waived in writing. The presence of a Director at any meeting of the Board shall be deemed a waiver of notice thereof by him. Whenever a quorum is not present the Directors in attendance shall adjourn the special meeting from day to day until a quorum is obtained.

SECTION 2.07. QUORUM. A majority of the Directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a lesser number may adjourn any meeting, from time-to-time, and the meeting may be held, as adjourned, without further notice. When, however, less than a quorum as herein defined, but at least one-third and not less than two of the authorized number of Directors are present at a meeting of the Directors, business of the Bank may be transacted and matters before the Board approved or disapproved by the unanimous vote of the Directors present.

SECTION 2.08. COMPENSATION. Each member of the Board of Directors shall receive such fees for, and transportation expenses incident to, attendance at Board and Board Committee Meetings and such fees for service as a Director irrespective of meeting attendance as from time to time are fixed by resolution of the Board; provided, however, that payment hereunder shall not be made to a Director for meetings attended and/or Board service which are not for the Bank's sole benefit and which are concurrent and duplicative with meetings attended or board service for an affiliate of the Bank for which the Director receives payment; and provided further, that payment hereunder shall not be made in the case of any Director in the regular employment of the Bank or of one of its affiliates.

SECTION 2.09. EXECUTIVE COMMITTEE. There shall be a standing committee of the Board of Directors known as the Executive Committee which shall possess and exercise, when the Board is not in session, all powers of the Board that may lawfully be delegated. The Executive Committee shall also exercise the powers of the Board of Directors in accordance with the Provisions of the "Employees Retirement Plan" and the "Agreement and Declaration of Trust" as the same now exist or may be amended hereafter. The Executive Committee shall consist of not fewer than four board members, including the Chairman of the Board and President of the Bank, one of whom, as hereinafter required by these By-laws, shall be the Chief Executive Officer. The other members of the Committee shall be appointed by the Chairman of the Board or by the President, with the approval of the Board and shall continue as members of the Executive Committee until their successors are appointed, provided, however, that any member of the Executive Committee may be removed by the Board upon a majority vote thereof at any regular or special meeting of the Board. The Chairman or President shall fill any vacancy in the Committee by the appointment of another Director, subject to the approval of the Board of Directors. The regular meetings of the Executive Committee shall be held on a regular basis as scheduled by the Board of Directors. Special meetings of the Executive Committee shall be held at the call of the Chairman or President or any two members thereof at such time or times as may be designated. In the event of the absence of any member or members of the Committee, the presiding member may appoint a member or members of the Board to fill the place or places of such absent member or members to serve during such absence. Not fewer than three members of the Committee must be present at any meeting of the Executive Committee to constitute a quorum, provided, however that with regard to any matters on which the Executive Committee shall vote, a majority of the Committee members present at the meeting at which a vote is to be taken shall not be officers of the Bank and, provided further, that if, at any meeting at which the Chairman of the Board and President are both present, Committee members who are not officers are not in the majority, then the Chairman of the Board or President, which ever of such officers is not also the Chief Executive Officer, shall not be eligible to vote at such meeting and shall not be recognized for purposes of determining if a quorum is present at such meeting. When neither the Chairman of the Board nor President are present, the Committee shall appoint a presiding officer. The Executive Committee shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.

SECTION 2.10 COMMUNITY REINVESTMENT ACT AND COMPLIANCE POLICY COMMITTEE. There shall be a standing committee of the Board of Directors known as the Community Reinvestment Act and Compliance Policy Committee the duties of which shall be, at least once in each calendar year, to review, develop and recommend policies and programs related to the Bank's Community Reinvestment Act Compliance and regulatory compliance with all existing statutes, rules and regulations affecting the Bank under state and federal law. Such Committee shall provide and promptly make a full report of such review of current Bank policies with regard to Community Reinvestment Act and regulatory compliance in writing to the Board, with recommendations, if any, which may be necessary to correct any unsatisfactory conditions. Such Committee may, in its discretion, in fulfilling its duties, utilize the Community Reinvestment Act officers of the Bank, Banc One Ohio Corporation and Banc One Corporation and may engage outside Community Reinvestment Act experts, as approved by the Board, to review, develop and recommend policies and programs as herein required. The Community Reinvestment Act and regulatory compliance policies and procedures established and the recommendations made shall be consistent with, and shall supplement, the Community Reinvestment Act and regulatory compliance programs, policies and procedures of Banc One Corporation and Banc One Ohio Corporation. The Community Reinvestment Act and Compliance Policy Committee shall consist of not fewer than four board members, one of whom shall be the Chief Executive Officer and a majority of whom are not officers of the Bank. Not fewer than three members of the Committee, a majority of whom are not officers of the Bank, must be present to constitute a quorum. The Chairman of the Board or President of the Bank, whichever is not the Chief Executive Officer, shall be an ex officio member of the Community Reinvestment Act and Compliance Policy Committee. The Community Reinvestment Act and Compliance Policy Committee, whose chairman shall be appointed by the Board, shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.

SECTION 2.11. TRUST COMMITTEES. There shall be two standing Committees known as the Trust Management Committee and the Trust Examination Committee appointed as hereinafter provided.

SECTION 2.12. OTHER COMMITTEES. The Board of Directors may appoint such special committees from time to time as are in its judgment necessary in the interest of the Bank.

                             ARTICLE III
              OFFICERS, MANAGEMENT STAFF AND EMPLOYEES

SECTION 3.01.  OFFICERS AND MANAGEMENT STAFF.

    (a) The officers of the Bank shall include a President, Secretary and Security Officer and may include a Chairman of the Board, one or more Vice Chairmen, one or more Vice Presidents (which may include one or more Executive Vice Presidents and/or Senior Vice Presidents) and one or more Assistant Secretaries, all of whom shall be elected by the Board. All other officers may be elected by the Board or appointed in writing by the Chief Executive Officer. The salaries of all officers elected by the Board shall be fixed by the Board. The Board from time-to-time shall designate the President or Chairman of the Board to serve as the Bank's Chief Executive Officer.

    (b) The Chairman of the Board, if any, and the President shall be elected by the Board from their own number. The President and Chairman of the Board shall be re-elected by the Board annually at the organizational meeting of the Board of Directors following the Annual Meeting of Shareholders. Such officers as the Board shall elect from their own number shall hold office from the date of their election as officers until the organization meeting of the Board of Directors following the next Annual Meeting of Shareholders, provided, however, that such officers may be relieved of their duties at any time by action of the Board in which event all the powers incident to their office shall immediately terminate.

    (c) Except as provided in the case of the elected officers who are members of the Board, all officers, whether elected or appointed, shall hold office at the pleasure of the Board. Except as otherwise limited by law or these By-laws, the Board assigns to Chief Executive Officer and/or his designees the authority to appoint and dismiss any elected or appointed officer or other member of the Bank's management staff and other employees of the Bank, as the person in charge of and responsible for any branch office, department, section, operation, function, assignment or duty in the Bank.

    (d) The management staff of the Bank shall include officers elected by the Board, officers appointed by the Chief Executive Officer, and such other persons in the employment of the Bank who, pursuant to written appointment and authorization by a duly authorized officer of the Bank, perform management functions and have management responsi- bilities. Any two or more offices may be held by the same person except that no person shall hold the office of Chairman of the Board and/or President and at the same time also hold the office of Secretary.

    (e) The Chief Executive Officer of the Bank and any other officer of the Bank, to the extent that such officer is authorized in writing by the Chief Executive Officer, may appoint persons other than officers who are in the employment of the Bank to serve in management positions and in connection therewith, the appointing officer may assign such title, salary, responsibilities and functions as are deemed appropriate by him, provided, however, that nothing contained herein shall be construed as placing any limitation on the authority of the Chief Executive Officer as provided in this and other sections of these By-Laws.

SECTION 3.02. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Bank shall have general and active management of the business of the Bank and shall see that all orders and resolutions of the Board of Directors are carried into effect. Except as otherwise prescribed or limited by these By-Laws, the Chief Executive Officer shall have full right, authority and power to control all personnel, including elected and appointed officers, of the Bank, to employ or direct the employment of such personnel and officers as he may deem necessary, including the fixing of salaries and the dismissal of them at pleasure, and to define and prescribe the duties and responsibility of all Officers of the Bank, subject to such further limitations and directions as he may from time-to-time deem proper. The Chief Executive Officer shall perform all duties incident to his office and such other and further duties, as may, from time-to-time, be required of him by the Board of Directors or the shareholders. The specification of authority in these By-Laws wherever and to whomever granted shall not be construed to limit in any manner the general powers of delegation granted to the Chief Executive Officer in conducting the business of the Bank. The Chief Executive Officer or, in his absence, the Chairman of the Board or President of the Bank, as designated by the Chief Executive Officer, shall preside at all meetings of shareholders and meetings of the Board. In the absence of the Chief Executive Officer, such officer as is designated by the Chief Executive Officer shall be vested with all the powers and perform all the duties of the Chief Executive Officer as defined by these By-Laws. When designating an officer to serve in his absence, the Chief Executive Officer shall select an officer who is a member of the Board of Directors whenever such officer is available.

SECTION 3.03. POWERS OF OFFICERS AND MANAGEMENT STAFF. The Chief Executive Officer, the Chairman of the Board, the President, and those officers so designated and authorized by the Chief Executive Officer are authorized for an on behalf of the Bank, and to the extent permitted by law, to make loans and discounts; to purchase or acquire drafts, notes, stock, bonds, and other securities for investment of funds held by the Bank; to execute and purchase acceptances; to appoint, empower and direct all necessary agents and attor- neys; to sign and give any notice required to be given; to demand payment and/or to declare due for any default any debt or obligation due or payable to the Bank upon demand or authorized to be declared due; to foreclose any mort- gages, to exercise any option, privilege or election to forfeit, terminate, extend or renew any lease; to authorize and direct any proceedings for the collection of any money or for the enforcement of any right or obligation; to adjust, settle and compromise all claims of every kind and description in favor of or against the Bank, and to give receipts, releases and discharges therefor; to borrow money and in connection therewith to make, execute and deliver notes, bonds or other evidences of indebtedness; to pledge or hypothe- cate any securities or any stocks, bonds, notes or any property real or personal held or owned by the Bank, or to rediscount any notes or other obli-gations held or owned by the Bank, to employ or direct the employment of all personnel, including elected and appointed officers, and the dismissal of them at pleasure, and in furtherance of and in addition to the powers hereinabove set forth to do all such acts and to take all such proceedings as in his judgment are necessary and incidental to the operation of the Bank.

    Other persons in the employment of the Bank, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, or by an officer so designated and authorized by the chief Executive Officer, to perform the powers set forth above, subject, how- ever, to such limitations and conditions as are set forth in the authorization given to such persons.

SECTION 3.04. SECRETARY. The Secretary or such other officers as may be designated by the Chief Executive Officer shall have supervision and control of the records of the Bank and, subject to the direction of the Chief Executive Officer, shall undertake other duties and functions usually performed by a corporate secretary. Other officers may be designated by the Chief Executive Officer or the Board of Directors as Assistant Secretary to perform the duties of the Secretary.

SECTION 3.05. EXECUTION OF DOCUMENTS. The Chief Executive Officer, Chairman of the Board, President, any officer being a member of the Bank's management staff who is also a person in charge of and responsible for any department within the Bank and any other officer to the extent such officer is so designated and authorized by the Chief Executive Officer, the Chairman of the Board, the President, or any other officer who is a member of the Bank's management staff who is in charge of and responsible for any department within the Bank, are hereby authorized on behalf of the Bank to sell, assign, lease, mortgage, transfer, deliver and convey any real or personal property now or hereafter owned by or standing in the name of the Bank or its nominee, or held by this Bank as collateral security, and to execute and deliver such deeds, contracts, leases, assignments, bills of sale, transfers or other papers or documents as may be appropriate in the circumstances; to execute any loan agreement, security agreement, commitment letters and financing statements and other documents on behalf of the Bank as a lender; to execute purchase orders, documents and agreements entered into by the Bank in the ordinary course of business, relating to purchase, sale, exchange or lease of services, tangible personal property, materials and equipment for the use of the Bank; to execute powers of attorney to perform specific or general functions in the name of or on behalf of the Bank; to execute promissory notes or other instruments evidencing debt of the Bank; to execute instruments pledging or releasing securities for public funds, documents submitting public fund bids on behalf of the Bank and public fund contracts; to purchase and acquire any real or personal property including loan portfolios and to execute and deliver such agreements, contracts or other papers or documents as may be appropriate in the circumstances; to execute any indemnity and fidelity bonds, proxies or other papers or documents of like or different character necessary, desirable or incidental to the conduct of its banking business; to execute and deliver settlement agreements or other papers or documents as may be appropriate in connection with a dismissal authorized by Section 3.01(c) of these By-laws; to execute agreements, instruments, documents, contracts or other papers of like or difference character necessary, desirable or incidental to the conduct of its banking business; and to execute and deliver partial releases from and discharges or assignments of mortgages, financing statements and assignments or surrender of insurance policies, now or hereafter held by this Bank.

    The Chief Executive Officer, Chairman of the Board, President, any officer being a member of the Bank's management staff who is also a person in charge of and responsible for any department within the Bank, and any other officer of the Bank so designated and authorized by the Chief Executive Officer, Chairman of the Board, President or any officer who is a member of the Bank's management staff who is in charge of and responsible for any department within the Bank are authorized for and on behalf of the Bank to sign and issue checks, drafts, and certificates of deposit; to sign and endorse bills of exchange, to sign and countersign foreign and domestic letters of credit, to receive and receipt for payments of principal, interest, dividends, rents, fees and payments of every kind and description paid to the Bank, to sign receipts for property acquired by or entrusted to the Bank, to guarantee the genuineness of signatures on assignments of stocks, bonds or other securities, to sign certifications of checks, to endorse and deliver checks, drafts, warrants, bills, notes, certificates of deposit and acceptances in all business transactions of the Bank.

    Other persons in the employment of the Bank and of its subsidiaries, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, Chairman of the Board, President or by an officer so designated by the Chief Executive Officer, Chairman of the Board, or President to perform the acts and to execute the documents set forth above, subject, however, to such limitations and conditions as are contained in the authorization given to such person.

SECTION 3.06. PERFORMANCE BOND. All officers and employees of the Bank shall be bonded for the honest and faithful performance of their duties for such amount as may be prescribed by the Board of Directors.

                               ARTICLE IV
                            TRUST DEPARTMENT

SECTION 4.01. TRUST DEPARTMENT. Pursuant to the fiduciary powers granted to this Bank under the provisions of Federal Law and Regulations of the Comp- troller of the Currency, there shall be maintained a separate Trust Department of the Bank, which shall be operated in the manner specified herein.

SECTION 4.02. TRUST MANAGEMENT COMMITTEE. There shall be a standing Committee known as the Trust Management Committee, consisting of at least five members, a majority of whom shall not be officers of the Bank. The Committee shall consist of the Chairman of the Board who shall be Chairman of the Com- mittee, the President, and at least three other Directors appointed by the Board of Directors and who shall continue as members of the Committee until their successors are appointed. Any vacancy in the Trust Management Committee may be filled by the Board at any regular or special meeting. In the event of the absence of any member or members, such Committee may, in its discretion, appoint members of the Board to fill the place of such absent members to serve during such absence. Three members of the Committee shall constitute a quorum. Any member of the Committee may be removed by the Board by a majority vote at any regular or special meeting of the Board. The Committee shall meet at such times as it may determine or at the call of the Chairman, or President or any two members thereof.

    The Trust Management Committee, under the general direction of the Board of Directors, shall supervise the policy of the Trust Department which shall be formulated and executed in accordance with Law, Regulations of the Comp- troller of the Currency, and sound fiduciary principles.

SECTION 4.03. TRUST EXAMINATION COMMITTEE. There shall be a standing Commit- tee known as the Trust Examination Committee, consisting of three directors appointed by the Board of Directors and who shall continue as members of the committee until their successors are appointed. Such members shall not be active officers of the Bank. Two members of the Committee shall constitute a quorum. Any member of the Committee may be removed by the Board by a majority vote at any regular or special meeting of the Board. The Committee shall meet at such times as it may determine or at the call of two members thereof.

    This Committee shall, at least once during each calendar year and within fifteen months of the last such audit, or at such other time(s) as may be required by Regulations of the Comptroller of the Currency, make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the Department has been administered in accordance with Law, Regula- tions of the Comptroller of the Currency and sound fiduciary principles.

    The Committee shall promptly make a full report of such audits in writing to the Board of Directors of the Bank, together with a recommendation as to what action, if any, may be necessary to correct any unsatisfactory condition. A report of the audits together with the action taken thereon shall be noted in the Minutes of the Board of Directors and such report shall be a part of the records of this Bank.
SECTION 4.04. MANAGEMENT. The Trust Department shall be under the management and supervision of an officer of the Bank or of the trust affiliate of the Bank designated by and subject to the advice and direction of the Chief Executive Officer. Such officer having supervisory responsibility over the Trust Department shall do or cause to be done all things necessary or proper in carrying on the business of the Trust Department in accordance with provi- sions of law and applicable regulations.

SECTION 4.05. HOLDING OF PROPERTY. Property held by the Trust Department may be carried in the name of the Bank in its fiduciary capacity, in the name of Bank, or in the name of a nominee or nominees.

SECTION 4.06. TRUST INVESTMENTS. Funds held by the Bank in a fiduciary capacity awaiting investment or distribution shall not be held uninvested or undistributed any longer than is reasonable for the proper management of the account and shall be invested in accordance with the instrument establishing a fiduciary relationship and local law. Where such instrument does not specify the character or class of investments to be made and does not vest in the Bank any discretion in the matter, funds held pursuant to such instrument shall be invested in any investment which corporate fiduciaries may invest under local law.

    The investments of each account in the Trust Department shall be kept separate from the assets of the Bank, and shall be placed in the joint custody or control of not less than two of the officers or employees of the Bank or of the trust affiliate of the Bank designated for the purpose by the Trust Management Committee.

SECTION 4.07. EXECUTION OF DOCUMENTS. The Chief Executive Officer, Chairman of the Board, President, any officer of the Trust Department, and such other officers of the trust affiliate of the Bank as are specifically designated and authorized by the Chief Executive Officer, the President, or the officer in charge of the Trust Department, are hereby authorized, on behalf of this Bank, to sell, assign, lease, mortgage, transfer, deliver and convey any real property or personal property and to purchase and acquire any real or personal property and to execute and deliver such agreements, contracts, or other papers and documents as may be appropriate in the circumstances for property now or hereafter owned by or standing in the name of this Bank, or its nominee, in any fiduciary capacity, or in the name of any principal for whom this Bank may now or hereafter be acting under a power of attorney, or as agent and to execute and deliver partial releases from any discharges or assignments or mortgages and assignments or surrender of insurance policies, to execute and deliver deeds, contracts, leases, assignments, bills of sale, transfers or such other papers or documents as may be appropriate in the circumstances for property now or hereafter held by this Bank in any fiduciary capacity or owned by any principal for whom this Bank may now or hereafter be acting under a power of attorney or as agent; to execute and deliver settlement agreements or other papers or documents as may be appropriate in connection with a dismissal authorized by Section 3.01(c) of these By-laws; provided that the signature of any such person shall be attested in each case by any officer of the Trust Department or by any other person who is specifically authorized by the Chief Executive Officer, the President or the officer in charge of the Trust Department.

    The Chief Executive Officer, Chairman of the Board, President, any officer of the Trust Department and such other officers of the trust affiliate of the Bank as are specifically designated and authorized by the Chief Executive Officer, the President, or the officer in charge of the Trust Department, or any other person or corporation as is specifically authorized by the Chief Executive Officer, the President or the officer in charge of the Trust Department, are hereby authorized on behalf of this Bank, to sign any and all pleadings and papers in probate and other court proceedings, to execute any indemnity and fidelity bonds, trust agreements, proxies or other papers or documents of like or different character necessary, desirable or incidental to the appointment of the Bank in any fiduciary capacity and the conduct of its business in any fiduciary capacity; also to foreclose any mortgage, to execute and deliver receipts for payments of principal, interest, dividends, rents, fees and payments of every kind and description paid to the Bank; to sign receipts for property acquired or entrusted to the Bank; also to sign stock or bond certificates on behalf of this Bank in any fiduciary capacity and on behalf of this Bank as transfer agent or registrar; to guarantee the genuineness of signatures on assignments of stocks, bonds or other securities, and to authenticate bonds, debentures, land or lease trust certificates or other forms of security issued pursuant to any indenture under which this Bank now or hereafter is acting as Trustee. Any such person, as well as such other persons as are specifically authorized by the Chief Executive Officer or the officer in charge of the Trust Department, may sign checks, drafts and orders for the payment of money executed by the Trust Department in the course of its business.

SECTION 4.08. VOTING OF STOCK. The Chairman of the Board, President, any officer of the Trust Department, any officer of the trust affiliate of the Bank and such other persons as may be specifically authorized by Resolution of the Trust Management Committee or the Board of Directors, may vote shares of stock of a corporation of record on the books of the issuing company in the name of the Bank or in the name of the Bank as fiduciary, or may grant proxies for the voting of such stock of the granting if same is permitted by the instrument under which the Bank is acting in a fiduciary capacity, or by the law applicable to such fiduciary account. In the case of shares of stock which are held by a nominee of the Bank, such shares may be voted by such person(s) authorized by such nominee.

                               ARTICLE V
                     STOCKS AND STOCK CERTIFICATES

SECTION 5.01. STOCK CERTIFICATES. The shares of stock of the Bank shall be evidenced by certificates which shall bear the signature of the Chairman of the Board, the President, or a Vice President (which signature may be engraved, printed or impressed), and shall be signed manually by the Secretary, or any other officer appointed by the Chief Executive Officer for that purpose.

    In case any such officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such before such certificate is issued, it may be issued by the Bank with the same effect as if such officer had not ceased to be such at the time of its issue. Each such certificate shall bear the corporate seal of the Bank, shall recite on its fact that the stock represented thereby is transferable only upon the books of the Bank properly endorsed and shall recite such other information as is required by law and deemed appropriate by the Board. The corporate seal may be facsimile engraved or printed.

SECTION 5.02. STOCK ISSUE AND TRANSFER. The shares of stock of the Bank shall be transferable only upon the stock transfer books of the Bank and except as hereinafter provided, no transfer shall be made or new certificates issued except upon the surrender for cancellation of the certificate or certificates previously issued therefor. In the case of the loss, theft, or destruction of any certificate, a new certificate may be issued in place of such certificate upon the furnishing of any affidavit setting forth the circumstances of such loss, theft, or destruction and indemnity satisfactory to the Chairman of the Board, the President, or a Vice President. The Board of Directors, or the Chief Executive Officer, may authorize the issuance of a new certificate therefor without the furnishing of indemnity. Stock Transfer Books, in which all transfers of stock shall be recorded, shall be provided.

    The stock transfer books may be closed for a reasonable period and under such conditions as the Board of Directors may at any time determine for any meeting of shareholders, the payment of dividends or any other lawful purpose. In lieu of closing the transfer books, the Board may, in its discretion, fix a record date and hour constituting a reasonable period prior to the day designated for the holding of any meeting of the shareholders or the day appointed for the payment of any dividend or for any other purpose at the time as of which shareholders entitled to notice of and to vote at any such meeting or to receive such dividend or to be treated as shareholders for such other purpose shall be determined, and only shareholders of record at such time shall be entitled to notice of or to vote at such meeting or to receive such dividends or to be treated as shareholders for such other purpose.

                               ARTICLE VI
                        MISCELLANEOUS PROVISIONS

SECTION 6.01. SEAL. The impression made below is an impression of the seal adopted by the Board of Directors of BANK ONE, COLUMBUS, NATIONAL ASSOCIATION. The Seal may be affixed by any officer of the Bank to any document executed by an authorized officer on behalf of the Bank, and any officer may certify any act, proceedings, record, instrument or authority of the Bank.

SECTION 6.02. BANKING HOURS. Subject to ratification by the Executive Committee, the Bank and each of its Branches shall be open for business on such days and during such hours as the Chief Executive Officer of the Bank shall, from time to time, prescribe.

SECTION 6.03. MINUTE BOOK. The organization papers of this Bank, the Articles of Association, the returns of the judges of elections, the By-Laws and any amendments thereto, the proceedings of all regular and special meetings of the shareholders and of the Board of Directors, and reports of the committees of the Board of Directors shall be recorded in the minute book of the Bank. The minutes of each such meeting shall be signed by the presiding Officer and attested by the secretary of the meetings.

SECTION 6.04. AMENDMENT OF BY-LAWS. These By-Laws may be amended by vote of a majority of the Directors.

                               EXHIBIT 6


Securities and Exchange Commission
Washington, D.C. 20549


                                CONSENT


The undersigned, designated to act as Trustee under the Indenture for Emerson Radio Corp. described in the attached Statement of Eligibility and Qualification, does hereby consent that reports of examinations by Federal, State, Territorial, or District Authorities may be furnished by such authorities to the Commission upon the request of the Commission.

This Consent is given pursuant to the provision of Section 321(b) of the Trust Indenture Act of 1939, as amended.

                              Bank One, Columbus, NA



Dated: September 18, 1995           By:----------------------
                                       Victoria Pavlick
                                       Authorized Signer

09/20/950156260.01
Federal Financial Institutions Examination Council

OMB Number:  7100-0036
Federal Deposit Insurance Corporation
OMB Number:  3064-0052
Office of the Comptroller of the Currency
OMB Number:  1557-0081
Expires March 31, 1996

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Office - FFIEC 031

Report at the close of business June 30, 1995     (950630)

                                              (RCRI 9999)

This report is required by law: 12 U.S.C. 324 (State member banks); 12 U.S.C. 1817 (State nonmember banks); and 12 U.S.C. 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I. Richard D. Nadler,Controller
Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ R.D. Nadler
Signature of Officer Authorized to Sign Report

/s/ 7/26/95
Date of Signature

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We,the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Alex Shumate
Director (Trustee)

/s/ William M. Bennett
Director (Trustee)


/s/ Frederick L. Cullen
Director (Trustee)

Alex Shumate
William M. Bennett
Federick L. Cullen

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.


Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices

Table of Contents

Signature Page.................................................Cover

Report of Income
Schedule RI-Income Statement....................................RI-1, 2, 3
Schedule RI-A-Changes in Equity Capital.........................RI-4
Schedule RI-B-Charge-offs and Recoveries and Changes in
  Allowance for Loan and Lease Losses....................... ...RI-4, 5
Schedule R-IC-Applicable Income Taxes by Taxing
Authority.......................................................RI-5
Schedule RI-D-Income from International Operations..............RI-6
Schedule RI-E-Explanations......................................RI-7, 8
Report of Condition
Schedule RC-Balance Sheet.......................................RC-1, 2
Schedule RC-A - Cash and Balances Due From Depository
Institutions....................................................RC-3
Schedule RC-B-Securities........................................RC-3, 4, 5
Schedule RC-C-Loans and Lease Financing Receivables:
   Part I. Loans and Leases.....................................RC-6, 7
   Part II. Loans to Small Businesses and Small Farms (included in the forms for June 30 only)...............................RC-7a, 7b

Schedule RC-D-Trading Assets and Liabilities (to be completed only by selected banks).....................................RC-8
Schedule RC-E - Deposit Liabilities...........................  RC-9, 10, 11
Schedule RC-F- Other Assets.....................................RC-11
Schedule RC-G-Other Liabilities.................................RC-11
Schedule RC-H-Selected Balance Sheet Items for Domestic Offices.RC-12
Schedule RC-I-Selected Assets and Liabilities of IBFs...........RC-13
Schedule RC-K-Quarterly Averages................................RC-13
Schedule RC-L-Off-Balance Sheet Item............................RC-14, 15, 16
Schedule RC-M-Memoranda.........................................RC-17, 18
Schedule RC-N-Past Due and Nonaccural Loans, Leases, and
  Other Assets..................................................RC-19, 20
Schedule RC-O)-Other Data for Deposit Insurance Assessments.....RC-21, 22
Schedule RC-R-Risk-Based Capital................................RC-23, 24
Optional Narrative Statement Concerning the Amounts Reported in
  the Reports of Condition and Income ..........................RC-25
Special Report (to be completed by all banks)
Schedule RC-J - Repricing Opportunities (sent only to and to be completed only by savings banks)
Disclosure of Estimated Burden

The estimated average burden associated with this information collection is
31.6 hours per respondent and is estimated to vary from 15 to 225 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggests for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA   Call Date: 6/30/95  ST-BK:
                                               39-1580 FFIEC 031A
Address:              100 East Broad Street    Page RI-1
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559


Consolidated Report of Income for the period January 1, 1995 -June 30, 1995

All Report of Income Schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                         I480
           Dollar Amounts in Thousands       RIAD   Bil   Mil  Thou
Interest Income:                             //////////////////////
a. Interest and fee income on loans:         //////////////////////
   (1) In domestic offices:                  //////////////////////
        (a) Loans secured by real estate     4011       50,454      1.a.(1)(a)
        (b) Loans to depository institutions 4019            0      1.a.(1)(b)
        (c) Loans to finance agricultrial
            production and other loans to
            farmers                          4024          291      1.a.(1)(c)
        (d) Commercial and industrial loans  4012       26,902      1.a.(1)(d)
        (e) Acceptances of other banks       4026            0      1.a.(1)(e)
        (f) Loans to individuals for household,
            family, and other personal
            expenditures:                     ///////////////////
            (1) Credit cards and related plans4054     124,632     1.a.(1)(f)(1)
               (2) Other                      4055      57,809     1.a.(1)(f)(2)
        (g) Loans to foreign governments and
            official institutions             4056           0     1.a.(1)(g)
        (h) Obligations (other than securities
            and leases) of states and political /////////////////////
            subdivisions in U.S.:               /////////////////////
            (1) Taxable obligations           4503          76    1.a.(1)(h)(1)
            (2) Tax-exempt obligations        4504         818    1.a.(1)(h)(2)
        (i) All other loans in domestic
            offices                           4058       1,680    1.a.(1)(i)
    (2) In foreign offices, Edge and Agreement
              subsidiaries, and IBFs          4059           0    1.a.(2)
b. Income from lease financing receivables:    ///////////////////////
    (1) Taxable leases                        4505      23,378   1.b.(1)
    (2)  Tax-exempt leases                    4307         252   1.b.(2)
c. Interest income on balances due from         ///////////////////////
   depository institutions: (1)
    (1) In domestic offices                   4105           0    1.c.(1)
    (2) In foreign offices, Edge and Agreement
        subsidiaries and IBFs                 4106       1,642    1.c.(2)
d. Interest and dividend income on securities: //////////////////////
    (1) U.S. Treasury securities and U.S.
        Government agency and
          corporate obligations               4027      20,631    1.d.(1)
    (2) Securities issued by state and political
        subdivisions in the U.S.:             ////////////////////////
         (a) Taxable securities               4506           0    1.d.(2)(a)
         (b) Tax-exempt securities            4507       1,755    1.d.(2)(b)
   (3) Other domestic debt securities         3657       1,225    1.d.(3)
   (4) Foreign debt securites                 3658         117    1.d.(4)
   (5) Equity securities (including investments
       in mutual funds)                       3659         115    1.d.(5)
e. Interest income from trading assets        4069           0      1.e.

______________________
(1) includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA   Call Date: 6/30/95  ST-BK:
                                               39-1580 FFIEC 031A
Address:              100 East Broad Street    Page RI-2
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559



Schedule RI -- Continued

           Dollars Amounts in Thousands                                 Year-to-Date
1.  Interest Income (continued)                                    RIAD   Bil   Mil   Thou
    f.  Interest income on federal funds sold and securities       ////////////////////////
        purchased under agreements to resell in domestic offices   ////////////////////////
        of the bank and of its Edge and Agreement subsidiaries,    ////////////////////////
        and in IBFs                                                4020               9,073   1.f.
    g. Total interest income (sum of items 1.a through 1.f)        4107             320,850   1.g.
2.  Interest expense:                                              ////////////////////////
    a. Interest on deposits:                                       ///////////////////////
        (1) Interest on deposits in domestic offices:              ////////////////////////
        (a) Transaction accounts (NOW accounts, ATS accounts, and  ////////////////////////
            telephone and preauthorized transfer accounts)         4508               3,991   1.a.(1)(a)
        (b) Nontransaction accounts:                               ////////////////////////
              (1) Money market deposit accounts (MMDAs)            4509              20,708   2.a.(1)(b)(1)
              (2) Other savings deposits                           4511              12,014   2.a.(1)(b)(2)
              (3) Time certificates of deposit of $100,000 or more 4174               2,309   2.a.(1)(b)(3)
              (4) All other time deposits                          4512              36,802   2.a.(1)(b)(4)
        (2) Interest on deposits in foreign offices, Edge and
             Agreement subsidiaries, and IBFs                      4172              12,979   2.a.(2)
    b.  Expense of federal funds purchased and securities          ////////////////////////
           sold under agreements to repurchase in domestic offices ////////////////////////
           of the bank and of its Edge and Agreement subsidiaries, ///////////////////////
           and in IBFs                                             4180              25,401   2.b.
    c.  Interest on demand notes issued to the U.S. Treasury,      ////////////////////////
           trading liabilities, and other borrowed money           4185              12,801   2.c.
    d.  Interest on mortgage indebtedness and obligations          l
        under capitalized leases                                   4072                 197   2.d.
    e.  Interest on subordinated notes and debentures              4200               5,150   2.e.
    f.  Total interest expense (sum of items 2.a through 2.e)      4073             132,352   2.f.
3. Net interest income (item 1.g minus 2.f)                        ////////////////////////   RIAD 4074   188,498 3.
4. Provisions:                                                     ///////////////////////
    a.  Provisions for loan and lease losses                       ///////////////////////    RIAD 4230    29,944 4.a
    b.  Provision for allocated transfer risk                      ///////////////////////    RIAD 4243         0 4.b
5. Noninterest income:                                             ///////////////////////
    a.  Income from fiduciary activities                           4070               8,184   5.a.
    b.  Service charges on deposit accounts in domestic offices    4080              16,978   5.b.
    c.  Trading gains (losses) and fees from foreign exchange      ////////////////////////
        transactions                                               4075                 806   5.c
    d.  Other foreign transaction gains (losses)                   4076                 161   5.d
    e.  Other gains (losses) and fees from trading assets and
        liabilities                                                4077                   0   5.e
    f.  Other noninterest income:                                  ///////////////////////
         (1) Other fee income                                      5407             168,067   5.f.(1)
         (2) All other noninterest income*                         5408              37,917   5.f.(2)
    g.  Total noninterest income (sum of items 5.a through 5.f)    ////////////////////////   RIAD 4079   232,113 5.g
6.  a.  Realized gains (losses) on held-to-maturity securities     ////////////////////////   RIAD 3521       (17)6.a
    b.  Realized gains (losses) on available-for-sale securities   ////////////////////////   RIAD 3196         0 6.b
7.  Noninterest expense:                                           ///////////////////////
    a.  Salaries and employee benefits                             4135              64,549   7.a.
    b.  Expenses of premises and fixed assets (net of rental       ///////////////////////
         income) (excluding salaries and employee benefits and     ///////////////////////
         mortgage interest)                                        4217              11,898   7.b.
    c.  Other noninterest expense*                                 4092             217,832   7.c.
    d.  Total noninterest expense (sum of items 7.a through 7.c)   /////////////////////////  RIAD 4093   294,279 7.d
8.  Income (loss) before income taxes and extraordinary items      ////////////////////////
    and other adjustments (item 3 plus or minus items 4.a,         ////////////////////////
    4.b, 5.g, 6.a, 6.b, and 7.d)                                   ////////////////////////   RIAD 4301    96,371 8.
9.  Applicable income taxes (on item 8)                            ////////////////////////   RIAD 4302    32,006 9.
10. Income (loss) before extraordinary items and other
    adjustments (item 8) minus 9                                   ////////////////////////   RIAD 4300    64,365 10.
____________________
*Describe on Schedule R-1-E -- Explanations.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA     Call Date: 6/30/95  ST-BK:
                                                 39-1580 FFIEC 031
Address:              100 East Broad Street      Page RI-3
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559


Schedule RI-Continued

                                        Dollars Amounts in Thousands
Year-to-Date
                                                                      RIAD   Bil   Mil   Thou
11. Extraordinary items and other adjustments:                        ///////////////////////
    a.  Extraordinary items and other adjustments,
        gross of income taxes*                                        4310                  0  11.a.
    b.  Applicable income taxes (on item 11.a)*                       4315                  0  11.b.
    c.  Extraordinary items and other adjustments,                    ////////////////////////
        net of income taxes (items 11.a minus 11.b)                   RIAD 4320             0  11.c.
    Net income (loss) (sum of items 10 and 11.c)                      RIAD 4340        64,365  12.

Memoranda


                                                                                I481
                                                                   Year-to-Date
                      Dollar Amounts in Thousands                  RIAD  Bil Mil Thou
1. Interest expense incurred to carry tax-exempt
   securities, loans, and leases acquired after
   August 7, 1986, that is not deductible for
   federal income tax purpose                                      4513          157  M.1.
2. Income from the sale and servicing of mutual
   funds and annuities in domestic offices
   (included in Schedule RI, Item 8)                               8431          237  M.2.
3. Estimated foreign tax credit included in applicable income
   taxes, items 9 and 11.b above                                   4309            0  M.3.
   To be completed only by banks with $1 billion or more in total
   assets:                                                         ///////////////////////
4. Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary items and other adjustments" (item 8
   above)                                                          1244          1,597  M.4.
5. Number of full-time equivalent employees on payroll at end of   //////        Number
   current period (round to nearest whole number)                 4150          3,230  M.5.
6. Not applicable                                                    ////////////////////
7. If the reporting bank has restated its balance sheet as a result  ////       MM DD YY
   of applying push down accounting this calendar year, report the   /////////////////////
   date of the bank's acquisition                                 9106         00/00/00 M.7.
8. Trading revenue (from cash instruments and off-balance sheet derivative instruments) included in Schedule RI,
   Items 5.c and 5.e):                                             ////  Bil  Mil  Thou
   a. Interest rate exposures                                      8757               0 M.8.a.
   b. Foreign exchange exposures                                   8758               0 M.8.b.
   c. Equity security and index exposures                          8759               0 M.8.c.
   d. Commodity and other exposures                                8760               0 M.8.d.
9. Impact on income of off-balance sheet derivatives
   held for purposes other than trading:                          /////////////////////
   a. Net increase (decrease) to interest income                   8761          (7,405) M.9.a.
   b. Net (increase) decrease to interest expense                  8762          (1,002) M.9.b.
   c. Other (noninterest) allocations                              8763           3,431  M.9.c.

*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date: 6/30/95  ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RI-4
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559

Schedule RI-A--Changes in Equity Capital
Indicate decreases and losses in parenthesis

                                                                      I483

     Dollar Amounts in Thousands
                                                             RIAD   Bil  Mil   Thou
1. Total equity capital originally reported                  /////////////////
   in the December 31, 1994, Reports of Condition
   and Income                                                3215         533,224  1.
2. Equity capital adjustments from amended
   Reports of Income, net*                                   3216               0  2.
3. Amended balance end of previous calendar year
   (sum of items 1 and 2)                                    3217         533,224  3.
4. Net income (loss) (must equal Schedule RI, item 12)       4340          64,365  4.
5. Sale, conversion, acquisition, or retirement of
   capital stock, net                                        4346               0  5.
6. Changes incident to business combinations, net            4356               0  6.
7. LESS:  Cash dividends declared on preferred stock         4470               0  7.
8. LESS:  Cash dividends declared on common stock            4460               0  8.
9. Cumulative effect of changes in accounting                 ////////////////////
   principals from prior years* (see instructions
   for this schedule)                                        4411               0  9.
10.Corrections of material accounting errors
   from prior years* (see instructions for this schedule)    4412               0  10.
11.Change in net unrealized holding gains (losses)
   on available-for-sale securities                          8433             295  11.
2. Foreign currency translation adjustments                  4414               0  12.
13.Other transactions with parent holding company*
   (not included in items 5, 7, or 8 above)                  4415               0  13.
14.Total equity capital end of current period
   (sum of items 3 through 13) (must equal
   Schedule RC, Item 28)                                     3210         597,884  14.
_____________________________
*Describe on Schedule RI-E -- Explanations.



Schedule RI-B-- Charge-offs and Recoveries and Changes
                in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                     I486
                                           (Column A)   (Column B)
                                            Charge-offs  Recoveries
                                              Calendar year-to-date
            Dollar Amounts in Thousands     RIAD Bil Mil Thou  RIAD Bil Mil Thou
1.  Loans secured by real estate:           ////////////////   ////////////////
    a.  To U.S. addressees (domicile)       4651          871  4661     3,490  1.a.
    b.  To non-U.S. addresses (domicile)    4652            0  4662         0  1.b.
2.  Loans to depository institutions and
    acceptances of other banks:             ////////////////   ///////////////
    a.  To U.S. banks and other U.S.
        depository institutions             4653            0   4663         0  2.a.
    b.  To foreign banks                    4654            0   4664         0  2.b.
3.  Loans to finance agricultural
    production and other loans to farms     ////////////////    ///////////////
    loans to farms                          4655            0   4665         1  3.
4.  Commercial and industrial loans:        ////////////////    ///////////////
    a.  To U.S. addresses (domicile)        4645          313   4617       996  4.a.
    b.  To non-U.S. addresses (domicile)    4646            0   4618         0  4.b.
5.  Loans to individuals for household,
    family, and other personal expensitures:////////////////   ////////////////
    a.  Credit cards and related plans      4656       25,668   4666     5,518  5.a.
    b.  Other (includes single payment,
        installment,                        ////////////////      ///////////////
        and all student loans)              4657       16,529   4667     6,138  5.b.
6.  Loans to foreign governments and
    officials institutions                  4643            0   4627         0  6.
7.  All other loans                         4644            0   4628        20  7.
8.  Lease financing receivables:            ////////////////      ///////////////
    a.  Of U.S. addressees (domicile)       4658         478    4668       135  8.a.
    b.  Of non-U.S. addressees (domicile)   4659           0    4669         0  8.b.
9.  Total (sum of items 1 through 8)        4635      43,859    4605    16,298  9.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA     Call Date:6/30/95  ST-BK:
                                                 39-1580 FFIEC 031
Address:              100 East Broad Street      Page RI-5
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559

Schedule RI-B -- Continued

Part I. Continued

Memoranda

                                                                (Column A)      (Column B)
                                                                Charge-offs     Recoveries
                                                                   Calendar year-to-date
                             Dollar Amounts in Thousands    RIAD   Bil   Mil   Thou   RIAD  Bil  Mil  Thou
1-3.Not applicable                                          ///////////////////////   ///////////////////
4.  Loans to finance commercial real estate, construction,  ///////////////////////   //////////////////
    and land development activities (not secured by real    ///////////////////////   //////////////////
    estate) included in Schedule RI-B, part 1, items 4 and  ///////////////////////   //////////////////
    7, above                                                5409               0     5410            0    M.4.
5. Loans secured by real estate in domestic offices
   (included in Schedule RI-B, part 1, item 1 above)         ////////////////////    //////////////////
   a. Construction and land development                      3852              30    3583            2    M.5.a
   b. Secured by farmland                                    3854               0    3585            8    M.5.b.
   c. Secured by 1-4 family residential properties:          ///////////////////     //////////////////
      (1) Revolving, open-end loans secured by 1-4 family    //////////////////     //////////////////
          residental properties and extended under
          lines of credit                                    5411             516    5412            1    M.5.c.(1)
      (2) All other loans secured by 1-4 family residential  ////////////////        //////////////////
          properties                                         5413             311    5414          155    M.5.c.(2)
   d.  Secured by multifamily (5 or more) residential        ////////////////        //////////////////
       properties                                            3588               0    3589          288    M.5.d.
   e.  Secured by nonfarm non residential properties         3590              14    3591        3,096    M.5.e.

Part II.  Changes in Allowance for Loan and Lease Losses

                                  Dollar Amounts in Thousands       RIAD Bil Mil Thou

1.  Balance originally reported in the December 31, 1994,           ///////////////////
    Reports of Condition and Income                                 3124       120,654   1.
2.  Recoveries (must equal part 1, item 9, column B above)          4605        16,298   2.
3.  LESS: Charge-offs (must equal part 1, item 9, column A above)
                                                                    4635        43,859   3.
4.  Provision for loan and lease losses (must equal
     Schedule RI, item 4.a)                                         4230        29,944   4.
5.  Adjustments* (see instructions for this schedule)               4815             0   5.
6.  Balance end of current period (sum of items 1 through 5)
    (must equal Schedule RC, item 4.b)                              3123       123,037   6.

____________________________
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income

                                                              I489
                    Dollar Amounts in Thousands          RIAD Bil Mil Thou
l.  Federal                                              4780          N/A    1.
2.  State and local                                      4790          N/A    2.
3.  Foreign                                              4795          N/A    3.
4.  Total (sum of ites 1 through 3) (must equal
    sum of Schedule RI, items 9 and 11.b)                4770          N/A    4.
5.  Deferred portion of item 4            RIAD 4772  N/A ////////////         5.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA      Call Date:6/30/95  ST-BK:
                                                  39-1580 FFIEC 031
Address:              100 East Broad Street       Page RI-6
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559

Schedule RI-D -- Income from International Operations

For all banks with foreigh offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I.  Estimated Income from International Operations


                                                                 I492

                                                               Year-to-Date
                     Dollar Amounts in Thousands         RIAD  Bil  Mil  Thou
1.  Interest income and expense booked at foreign
    offices, Edge and Agreement subsidiaries, and IBFs:  ////////////////////
    a.  Interest income booked                           4837            1,758   1.a.
    b.  Interest expense booked                          4838           12,979   1.b.
    c.  Net interest income booked at foreign offices,
        Edge and Agreement                               /////////////////////
        Subsidiaries, and IBFs (item 1.a minus 1.b)      4839          (11,221)  1.c.
2.  Adjustments for booking location of
    international operations:                            /////////////////////
    a. Net interest income attributable to
       international operations booked at
       domestic offices                                 4840                 0  2.a.
    b. Net interest income attributable to domestic     //////////////////////
       business booked at foreign offices               4841                 0  2.b.
    c. Net booking location adjustment
       (item 2.a minus 2.b)                             4842                 0  2.c.
3.  Noninterest income and expense attributable
    to international operations:                        ///////////////////////
    a.  Noninterest income attributable to
        international operations                        4097                 0  3.a.
    b.  Provision for loan and lease losses
        attributable to international operations        4235                 0  3.b.
    c.  Other noninterest expense attributable to
        international operations                        4239                 0  3.c.
    d.  Net noninterest income (expense) attributable
        to international operations (item 3.a minus
        3.b and 3.c                                     4843                 0  3.d.
4.  Estimated pretax income attributable to
    international operations before capital             /////////////////////
    allocation adjustment (sum of items
    1.c, 2.c, and 3.d)                                  4844           (11,221) 4.
5.  Adjustment to pretax income for internal            /////////////////////
    allocations to international operations             /////////////////////
    to reflect the effects of equity capital on         /////////////////////
    overall bank funding costs                          4845                0   5.
6.  Estimated pretax income attributable to
    international operations after capital              /////////////////////
    allocation adjustment (sum of items 4 and 5)        4846          (11,221)  6.
7.  Income taxes attributable to income from            //////////////////////
    international operations as estimated in item 6     4797           (3,927)  7.
8.  Estimated net income attributable to
    international operations (items 6 minus 7)          4341           (7,294)  8.

                                                                               < C>
Memoranda
                       Dollar Amounts in Thousands      RIAD  Bil  Mil  Thou
1.  Intracompany interest income included
    in item 1.a above                                   4847               0    M.1.
2.  Intracompany interest expense included
    in item 1.b above                                   4848               0    M.2.


Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts


                                                            Year-to-Date
                     Dollar Amounts in Thousands        RIAD  Bil  Mil Thou
1.  Interest income booked at IBFs                      4849             0   1.
2.  Interest expense booked at IBFs                     4850             0   2.
3.  Noninterest income attributable to international
    operations booked at domestic offices                //////////////////
    (excluding IBFs):                                    //////////////////
    a.  Gains (losses) and extraordinary items          5491             0  3.a.
    b.  Fees and other interest income                  5492             0  3.b.
4.  Provision for loan and lease losses attributable
    to international operations booked at               ////////////////////
    domestic offices (excluding IBFs)                   4852             0  4.
5.  Other noninterest expense attributable to
    international operations booked at
    domestic offices (excluding IBFs)                   4853             0  5.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA      Call Date:6/30/95  ST-BK:
                                                  39-1580 FFIEC 031
Address:              100 East Broad Street       Page RI-7
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559

Schedule RI-E-- Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                           I495

                                                        Year-to-Date
                   Dollar Amounts in Thousands     RIAD   Bil   Mil  Thou
1.  All other noninterest income (from Schedule
    RI, Item 5.f.(2))                              /////////////////////
    Report amounts that exceed 10% of Schedule
    RI, item 5.f.(2):                              /////////////////////
    a.  Net gains on other real estate owned       5415                 0   1.a.
    b.  Net gains on sales of loans                5416                 0   1.b.
    c.  Net gains on sales of premises and
        fixed assets                               5417                 0   1.c.
    Itemize and describe the three largest other
    amounts that exceed 10% of Schedule RI,
    item 5.f.(2):                                   /////////////////////
    d.  TEXT 4461 Card Processing Income           4461            30,059   1.d.
    e.  TEXT 4462                                  4462                     1.e.
    f.  TEXT 4463                                  4463                     1.f.
2.  Other noninterest expense (from
    Schedule RI, item 7.c):                         /////////////////////
    a. Amortization expense of intangible assets   4531             3,733  2.a.
    Report amounts that exceed 10% of
    Schedule R1, item 7.c:                         /////////////////////
    b.  Net losses on other real estate owned      5418                 0  2.b.
    c.  Net losses on sales of loans               5419                 0  2.c.
    d.  Net losses on sales of premises and
        fixed assets                               5420                 0  2.d.
    Itemize and describe the three largest other
    amounts that exceed 10% of Schedule R1,
    item 7.c:                                       /////////////////////
    e.  TEXT 4464 Card Processing Expense          4464            56,065  2.e.
    f.  TEXT 4467 Card Servicing Expense           4467            25,917  2.f.
    g.  TEXT 4468 Communication Expense            4468            22,665  2.g.
3.  Extraordinary items and other adjustments
    (from Schedule RI, items 11.a) and applicable
    income tax effect (from Schedule R1,
    items 11.b) (itemize and describe all
    extraordinary items and other adjustments):      /////////////////////
    a. (1)  TEXT 4469                              4469                 3.a.(1)
       (2)  Applicable income tax effect RIAD 4486  ////////////////////3.a.(2)
    b. (1)  TEXT 4487                              4487                 3.b.(1)
       (2)  Applicable income tax effect RIAD 4488  ////////////////////3.b.(2)
    c. (1)  TEXT 4489                              4489                 3.c.(1)
       (2)  Applicable income tax effect RIAD 4491  ////////////////////3.c.(2)
4.  Equity capital adjustments from amended Reports
    of Income (from Schedule R1-A, items 2)
    (itemize and describe all adjustments):
    a.  TEXT 4492                                  4492                    4.a.
    b.  TEXT 4493                                  4493                    4.b.
5.  Cumulative effect of changes in accounting      /////////////////////
    principles from prior years (from Schedule      ////////////////////
    RI-A, item 9) (itemize and describe all changes ///////////////////
    in accounting principles):
    (a)  TEXT 4494                                 4494                    5.a.
    (b)  TEXT 4495                                 4495                    5.b.
6.  Corrections of material accounting errors      /////////////////////
    from prior years (from Schedule RI-A,          /////////////////////
    items 10)(itemize and describe all corrections):  //////////////////
    (a) TEXT 4496                                  4496                    6.a.
    (b) TEXT 4497                                  4497                    6.b.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA     Call Date:6/30/95  ST-BK:
                                                 39-1580 FFIEC 031
Address:              100 East Broad Street      Page RI-8
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559

Schedule RI-E--Continued


                                                      Year-to-Date
                   Dollar Amounts in Thousands     RIAD  Bil  Mil  Thou

7.  Other transactions with parent holding
    company (from Schedule RI-A, item 13)
    (itemize and describe all transactions):      /////////////////////
    (a) TEXT 4498                                 4498                  7.a.
    (b) TEXT 4499                                 4499                  7.b.
8.  Adjustments to allowance for loan and
    lease losses (from Schedule RI-B,             /////////////////////
    part II, item 5)(itemize and                 /////////////////////
    describe all adjustments):                   /////////////////////
    (a) TEXT 4521                                4521                   8.a.
    (b) TEXT 4522                                4522                   8.b.
9.  Other explanations (the space below is
    provided for the bank to briefly             4498                  4499
    describe, at is option, any other significant items affecting the Report of Income):
    No comment X (RIAD 4769)
    Other explanations (please type or print clearly):
    (TEXT 4769)


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:6/30/95  ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-1
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet



                                                                   C400
                 Dollar Amounts in Thousands     RCFD   Bil   Mil  Thou
ASSETS                                           ///////////////////////
1.  Cash and balances due from depository
    institutions (from Schedule RC-A):           ///////////////////////
    a.  Noninterest-bearing balances and
        currency and coin(1)                     0081           452,125  1.a.
    b.  Interest-bearing balances(2)             0071                 0  1.b.
2.  Securities:                                  ///////////////////////
    a.  Held-to-maturity securities
        (from Schedule RC-B, column A)           1754            88,597  2.a.
    b.  Available-for-sale securities (from
        Schedule RC-B, column D)                 1773           526,867  2.b.
3.  Federal funds sold and securities
    purchased under agreements to resell         //////////////////////
    in domestic offices of the bank and of       //////////////////////
    its Edge and Agreement subsidiaries,         //////////////////////
    and in IBFs:                                 //////////////////////
    a.  Federal funds sold                       0276            75,052  3.a.
    b.  Securities purchased under
        agreements to resell                     0277                 0  3.b.
4.  Loans and Lease financing receivables:       ///////////////////////
    a.  Loans and Leases, net
        of unearned income
        (from Schedule RC-C) RCFD 2122 5,183,594
    b.  LESS:  Allowance for loan
        and lease losses     RCFD 3123   123,037 //////////////////////  4.b.
    c.  LESS:  Allocated
        transfer risk reserveRCFD 3128         0 //////////////////////  4.c.
    d. Loans and leases, net of unearned income ////////////////////// allowance, and reserve (item 4.a
        minus 4.b and 4.c)                      2125          5,060,557  4.d
5.  Trading assets (from Schedule RC-D)         3545                  0  5.
6.  Premises and fixed assets (including
    capitalized leases)                         2145             55,840  6.
7.  Other real estate owned (from Schedule RC-M)2150              2,050  7.
8.  Investments in unconsolidated subsidiaries
    and associated companies                    ///////////////////////
    (from Schedule RC-M)                        2130                 36  8.
9.  Customers' liability to this bank on
    acceptances outstanding                     2155              8,409  9.
10. Intangible assets (from Schedule RC-M)      2143             43,962 10.
11. Other assets (from Schedule RC-F)           2160            387,227 11.
12. Total assets (sum of items 1 through 11)    2170          6,700,722 12.

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:6/30/95  ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-2
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.  06559

Schedule RC--Continued

                   Dollar Amounts in Thousands    ////   Bil   Mil  Thou
LIABILITIES                                       //////////////////////
13.  Deposits                                     //////////////////////
     a.  In domestic offices (sum of totals of
         columns A and C from Schedule RC-E,     //////////////////////
         part 1)                                 RCON 2200   4,048,489  13.a
         (1)  Noninterest-
              bearing(1)       RCON 6631 1,138,072 ///////////////////  13.a.(1)
         (2)  Interest-bearing RCON 6636 2,910,417 ///////////////////  13.a.(2)
      b. In foreign offices, Edge and Agreement
         subsidiaries, and IBFs (from Schedule
         RC-E, part II                           RCFN 2200     271,092  13.b.
          (1)  Noninterest-
               bearing(1)       RCFN 6631        0  ///////////////    13.b.(1)
          (2)  Interest-bearing RCON  6636 271,092 ////////////////    13.b.(2)
14.  Federal funds purchased and securities sold   ////////////////
     under agreements to repurchase in domestic    ////////////////
     offices of the bank and of its Edge and
     Agreement subsidiaries, and in IBFs:         ////////////////
     a. Federal funds purchased                  RCFD 0278  1,226,555  14.a.
     b. Securities sold under agreements
        to repurchase                            RCFD 0279           0  14.b.
15.  a. Demand notes issued to the U.S. Treasury RCON 2840      39,069  15.a.
     b.  Trading liabilities (from Schedule RC-D)RCFD 3548           0  15.b.
16.  Other borrowed money:   /////////////////////
     a.  With original maturity of one
         year or less                            RCFD 2332      98,539  16.a
     b.  With original maturity of more
         than one year                           RCFD 2333       1,135   16.b.
17.  Mortgage indebtedness and obligations
     under capitalized leases                    RCFD 2910       4,234   17.
18.  Bank's liability on acceptances
     executed and outstanding                    RCFD 2920       8,409   18.
19.  Subordinated notes and debentures           RCFD 3200     189,199   19.
20.  Other liabilities (from Schedule RC-G)      RCFD 2930     216,117   20.
21.  Total liabilities (sum of
     items 13 through 20)                        RCFD 2948   6,102,838   21.
                                                   /////////////////////
22.  Limited-life preferred stock and
     related surplus                             RCFD 3282           0   22.
     EQUITY CAPITAL                               //////////////////////
23.  Perpetual preferred stock and
     related surplus                             RCFD 3838           0   23.
24.  Common stock                                RCFD 3230      20,738   24.
25.  Surplus (exclude all surplus related
     to preferred stock)                         RCFD 3839     107,356   25.
26.  a.  Undivided profits and capital reserves  RCFD 3632     469,825   26.a.
     b.  Net unrealized holding gains
         (losses) on available-for-sale
         securities                              RCFD 8434         (35)  26.b.
27.  Cumulative foreign currency translation
     adjustments                                 RCFD 3284           0   27.
28.  Total equity capital (sum of
     items 23 through 27)                        RCFD 3210     597,884   28.
29.  Total liabilities, limited-life
     preferred stock, and equity capital
     (sum of items 21, 22, and 28)               RCFD 3300   6,700,722   29.

Memorandum
To be reported only with the March Report of Condition.
  1.  Indicate in the box at the right the number of
      the statement below that best describes the most
      comprehensive level of auditing work performed
      for the bank by independent external                      Number
      auditors as of any date during 1994        RCFD 6724   N/A   M.1.

1 = Independent audit of the bank conducted in accordance examination of the bank performed by other with generally accepted auditing standards by auditors (may be required by state a certified public accounting firm which authority submits a report on the bank)
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditors auditing standards by a certified public accounting of the bank's financial statements firm which submits a report on the consolidated auditors holding company(but not on the bank separately) procedures (excluding tax preparation)
3 = Directors' examination of the bank conducted in work) accordance with generally acceptance auditing audit work standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by external auditors
    (may be required by state chartering authority
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work
____________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits

Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date: 6/30/95  ST-K:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-3
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559

Schedule RC-A -- Cash and Balances Due From Depository Institutions

Exclude assets held for trading

                                                   Column A)               (Column B)
                                                  Consolidated              Domestic
                                                      Bank                  Offices
            Dollar Amounts in Thousands          RCFD  Bil  Mil  Thou    RCON Bil Mil Thou
1.  Cash items in process of
    collection, unposted debits,
    and currency and coin                        0022         411,577    ////////////////////  1.
    a. Cash items in process of collection
       and unposted debits                       ////////////////////    0020         374,986  1.a.
    b. Currency and coin                         ////////////////////    0080          36,591  1.b.
2.  Balances due from depository institutions
    in the U.S.                                 ////////////////////     0082          36,361  2.
    a. U.S. branches and agencies of foreign
       banks (including their IBFs)             ////////////////////     ////////////////////
       (including their IBFs)                   0083               0     ////////////////////  2.a
    b. Other commercial banks in the
       U.S. and other depository                ////////////////////     ////////////////////
       institutions in the U.S. including
       their IBFs)                              0085          35,361     ////////////////////  2.b.
3.  Balances due from banks in foreign
    countries and foreign central banks         ///////////////////      ////////////////////
       central banks                            ///////////////////      0070          3,379   3.
       a.  Foreign branches of other U.S. banks 0073               0     ////////////////////  3.a.
       b.  Other banks in foreign countries and
           foreign central banks                0074          3,379      ////////////////////  3.b.
4.  Balances due from Federal Reserve Banks     0090          1,808      0090           1,808  4.
5.  Total (sum of items 1 through 4)
    (total of column A must equal               ////////////////////     ////////////////////
    Schedule RC, sum of  items 1.a and 1.b)     0010        452,125      0010         452,125  5.

Memorandum                                 Dollar Amounts in Thousands   RCON  Bil  Mil Thou
1.  Noninterest-bearing balances due from commercial banks               ////////////////////
    in the U.S. included in item 2, column Babove)                       0050          35,361  M.1.

Schedule RC-B--Securities

Exclude assets held for trading.

                                                                           C410
                                Held-to-maturity                  Available-for-sale
                                  (Column A)         (Column B)        (Column C)          (Column D)
                                Amortized Cost       Fair Value         Amortized Cost     Fair Value (1)
   Dollar Amounts in Thousands  RCFD Bil Mil Thou  RCFD Bil  Mil Thou  RCFD Bil Mil Thou   RCFD Bil  Mil  Thou
1.  U.S. Treasury securities    0211            0  0213             0  1286      157,856   1287        157,827 1.
2.  U.S. Government agency      /////////////////  /////////////////  /////////////////   ///////////////////
    and corporation obligations /////////////////  /////////////////  /////////////////  ////////////////////
    (exclude mortgage-backed    /////////////////  /////////////////  /////////////////  ////////////////////
     securities):               /////////////////  /////////////////  //////////////////  ///////////////////
     a.  issued by U.S. Govern- /////////////////  /////////////////  /////////////////  ////////////////////
         ment agencies (2)      1289            0  1290            0  1291            0  1293               0 2.a.
     b. issued by U.S.          /////////////////  ////////////////// //////////////////  ///////////////////
        Government-sponsored    /////////////////  ////////////////// //////////////////  ///////////////////
        agencies (3             1294       24,136  1295        24,189 1297       339,221  1298        339,249 2.b.

_________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations,and
    Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA         Call Date:  6/30/95  ST-BK:

                                                     39-1580 FFIEC 031
Address:              100 East Broad Street          Page RC-3
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559


Schedule RC-B -- Continued

                                        Held-to-maturity                           Available-for-sale
                                 (Column A)            (Column B)              (Column C)            (Column D)
                                 Amortized Cost         Fair Value           Amortized Cost        Fair Value (1)
    Dollar Amounts in Thousands  RCFD  Bil  Mil Thou  RCFD  Bil  Mil Thou  RCFD  Bil Mil Thou   RCFD  Bil  Mil Thou
3.  Securiites issued by states  ///////////////////  //////////////////  ////////////////////  //////////////////
    and political subdivisions   ///////////////////  /////////////////   ///////////////////  //////////////////
    in the U.S.                  ///////////////////  /////////////////   ///////////////////  //////////////////
    a.  General obligations       676         11,986  1677       15,948  1678             0    1679            0    3.a.
    b.  Revenue obligations      1681         19,150  1686       17,619  1690             0    1691            0    3.b.
    c.  Industrial development    //////////////////  /////////////////  //////////////////    //////////////////
        and similar obligations  1694         10,733  1695       10,879  1696             0    1697            0    3.c.
4.  Mortgage-backed              ///////////////////  ////////////////  //////////////////     //////////////////
    securities (MBS):            ///////////////////  ////////////////  //////////////////      //////////////////
     a. Pass-through securiities: //////////////////  ////////////////  //////////////////     //////////////////
        (1) Guaranteed by         //////////////////  ////////////////  //////////////////     /////////////////
            GNMA                 1698              0  1699           0  1701             0     1702            0    4.a.(1)
        (2) Issued by FNMA       ///////////////////  ////////////////  //////////////////     /////////////////
            and FHLMC            1703            525  1705         546  1706             0     1707            0    4.a.(2)
        (3) Other pass-through   ///////////////////  ///////////////   //////////////////     ////////////////
            securities           1709         10,982  1710      10,942  1711         6,268     1713        6,427    4.a.(3)
            b.  Other mortgage-
                backed securities///////////////////  ////////////////  ///////////////////   /////////////////
                (include CMOs,   //////////////////  /////////////////  ///////////////////   /////////////////
                REMICs, and      //////////////////  /////////////////  ///////////////////   /////////////////
                stripped MBS);   /////////////////  //////////////////  ///////////////////   /////////////////
                (1) Issued or
                    guaranteed   ////////////////   /////////////////  ////////////////////  //////////////////
                    by FNMA, FHLMC,
                    or GNMA      1714       7,506   1715        7,630   716         19,460    1717        19,245    4.b.(1)
         (2) Collaterlized       /////////////////   ////////////////  ///////////////////    /////////////////
              by MBS issued or   //////////////////  ////////////////  ///////////////////     ////////////////
              guaranteed by FNMA //////////////////  ///////////////   ///////////////////    /////////////////
                 FHLMC, or GNMA  1718             0  1719          0   731              0     1732             0    4.b.(2)
          (3) All other mortgage- /////////////////  ///////////////   ///////////////////    ////////////////
              backed securities   1733             0  1734          0   735            273    1736           275    4.b.(3)
5.  Other debt securities:        //////////////////  ///////////////   ///////////////////  ////////////////
    a.  Other domestic debt      //////////////////  ///////////////   ///////////////////  ////////////////
        securities               1737           789  1738        816   739               0  1741               0    5.a.
    b.  Foreign debt             //////////////////  //////////////    ///////////////////  ///////////////
        securities               1742         2,750  1743     2,750    744               0  1746               0    5.b.
6.  Equity securities:           //////////////////  //////////////   ///////////////////
    a.  Investments in mutual    //////////////////  //////////////    ///////////////////  ///////////////
        funds                    //////////////////  //////////////    747               0  1748               0    6.a.
    b.  Other equity securities  //////////////////  //////////////    ///////////////////  ///////////////
        with readily determin-   //////////////////  //////////////    ///////////////////  ///////////////
        able fair values         //////////////////  //////////////    749               0  1751               0    6.b.
    c.  All other equity         //////////////////  //////////////   ///////////////////  ///////////////
        securities(1)........... //////////////////  /////////////     752          3,844  1753            3,844    6.c
7.  Total (sum of items 1        //////////////////  //////////////    ///////////////////  //////////////
    through 6) (total of         //////////////////  //////////////    ///////////////////  //////////////
    column A must equal          //////////////////  //////////////    ///////////////////  //////////////
    Schedule RC, item 2.a)       //////////////////  //////////////    ///////////////////  //////////////
    (total of column D must      //////////////////  //////////////    ///////////////////  //////////////
    equal Schedule RC,           //////////////////  //////////////    ///////////////////  //////////////
    item 2.b)..................  1754        88,597  1771    91,319    772         526,922  1773           526,867  7.


____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA      Call Date:  6/30/95  ST-BK:
                                                  39-1580 FFIEC 031
Address:              100 East Broad Street       Page RC-5
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559

Schedule RC-B--Continued

Memoranda

                                                                         C412
    Dollar Amounts in Thousands              RCFD   Bil   Mil   Thou

1. Pledged securities(2)                      0416        582,378   M.1.
2. Maturity and repricing data for debt       ////////////////////
   securities(2)(3)(4) (excluding those       ////////////////////
   in nonaccrual status):                     ////////////////////
     a. Fixed rate debt securities with       ////////////////////
        a remaining maturity of:              ////////////////////
        (1)  Three months or less             0343         125,105  M.2.a.(1)
        (2)  Over three months through
             12 months                        0344         124,417  M.2.a.(2)
        (3)  Over one year through five years 0345          32,037  M.2.a.(3)
        (4)  Over five years                  0346          42,245  M.2.a.(4)
        (5)  Total fixed rate debt securities
             (sum of Memorandum items
             2.a.(1) through 2.a.(4)          0347         323,804  M.2.a.(5)
     b. Floating rate debt securities with a
        repricing frequency of:               /////////////////////
          (1)  Quarterly or more frequently   4544         284,099  M.2.b.(1)
          (2)  Annually or more frequently, but
               less frequently than quarterly 4545           2,750  M.2.b.(2)
          (3)  Every five years or more       ////////////////////
               frequently, but less frequently
               than annually                  4551               0  M.2.b.(3)
          (4)  Less frequently than every
               five years                     4552             967  M.2.b.(4)
          (5)  Total floating rate debt
               securities (sum of Memorandum
               items 2.b.(1) through 2.b.(4)) 4553         287,816  M.2.b.(5)
     c. Total debt securiities (sum of        /////////////////////
        Memorandum items 2.a.(5) and 2.b.(5)) /////////////////////
        (must equal total debt securiites     /////////////////////
        from Schedule RC-B, sum of items 1    /////////////////////
        through 5, columns A and D, minus     ////////////////////
        nonaccrual debt securities            ////////////////////
        included in Schedule RC-N, item 9,
        column C)                             0393         611,620  M.2.c.
3.  Not applicable                            ////////////////////
4.  Held-to-maturity debt securities
    restructured and in compliance with
    modified terms (included in Schedule
    RC-B, items 3 through 5, column A, above) 5365              0  M.4.
5.  Not applicable                             ///////////////////
6.  Floating rate debt securities with a      ///////////////////
    remaining maturity of one year or         ///////////////////
    less(2)(included in Memorandum            ///////////////////
    item 2.b.(5) above)                       5519        150,468 M.6.
7.  Amortized cost of held-to-maturity        //////////////////
    securities sold or transferred to         //////////////////
    available-for-sale or trading             //////////////////
    securities during the calendar year-      //////////////////
    to-date (report the amortized cost        //////////////////
    at date of sale or transfer)              1778              0  M.7.
8.  High-risk mortgage securities (included   //////////////////
    in the held-to-maturity and               /////////////////
    available-for-sale accounts in            /////////////////
    Schedule RC-B, item 4.b.):                /////////////////
    a.  Amortized cost                        8780              0  M.8.a.
    b.  Fair value                            8781              0  M.8.b.
9.  Structured notes (included in the        //////////////////
    held-to-maturity and available-          //////////////////
    for-sale accounts in Schedule RC-B,      //////////////////
    items 2, 3, and 5):                      //////////////////
     a.  Amortized cost                       8782         24,136 M.9.a.
     b.  Fair value                           8783         24,189 M.9.b.


_____________________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:  6/30/95  ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-6
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559

Schedule RC-C--Loans and Lease Financing Receibables

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude asses held for trading.
                                                                        C415

(s)
                                                (Column A)            (Column B)
                                               Consolidated           Domestic
                                                   Bank                Offices
             Amounts in Thousands            RCFD  Bil Mil Thou   RCON  Bil Mil Thou

1.  Loans secured by real estate             1410   1,121,559     ///////////////    1.
    a.  Construction and land
        development                          ///////////////      1415   124,857     1.a.
    b.  Secured by farmland (including
        farm residential and other           ////////////////      ///////////////
        improvements)                        ///////////////      1420     6,139     1.b.
    c.  Secured by 1-4 family
        residential properties:              //////////////
        (1) Revolving, open-end loans        //////////////
            secured by 1-4 family            ///////////////
            residential                      ///////////////       ///////////////
            properties and extended
            under lines of credit            ///////////////      1797    342,850    1.c.(1)
        (2) All other loans secured by
            1-4 family residential           ////////////////     ///////////////
            proper                           ///////////////      ///////////////
            (a)  Secured by first
                 liens                       ///////////////      5367    159,162    1.c.(2)(a)
            (b)  Secured by junior
                 liens                       ///////////////      5368    101,702    1.c.(2)(b)
     d.  Secured by multifamily
         (5 or more) residential
         properties                          ///////////////      1460     58,271    1.d.
     e.  Secured by nonfarm
         nonresidential properties           ///////////////      1480    328,578    1.e.
2.  Loans to depository institutions:        //////////////       //////////////////
     a.  To commercial banks in the U.S.     /////////////        1505        364    2.a.
         (1)  To U.S. branches and agencies of
              foreign banks                  1506         0       ///////////////    2.a.(1)
         (2)  To other commercial banks
              in the U.S.                    1507       364       ///////////////    2.a.(2)
     b.  To other depository
         institutions in the U.S.            1517     8,076       1517      8,076    2.b.
     c.  To banks in foreign countries       ////////////         1510        122    2.c.
          (1)  To foreign branches of
               other U.S. banks              1513         0       ///////////////    2.c.(1)
          (2)  To other banks in
               foreign countries             1516        122      ///////////////    2.c.(2)
3.  Loans to finance agricultural
    production and other loans to farmers    1590      7,119      1590       7,119   3.
4.  Commercial and industrial loans:         ///////////////      ////////////////
     a.  To U.S. addressees (domicile)       1763    768,596      1763     768,596   4.a.
     b.  To non-U.S. addressees (domicile)   1764         52      1764          52   4.b.
5.  Acceptances of other banks:              ///////////////       //////////////
     a.  Of U.S. banks                       1756          0      1756           0   5.a.
     b.  Of foreign banks                    1757          0      1757           0   5.b.
6.  Loans to individuals for household,
    family, and other personal expenditures  /////////////////    /////////////////
    (i.e., consumer loans) (includes
    purchased paper                          /////////////////    1975   2,599,862   6.
    a.  Credit cards and related             /////////////////
        plans (includes check credit         /////////////////    ////////////////
        and other revolving credit plans)    2008    1,874,188    ////////////////   6.a.
    b.  Other (includes single payment,
        installment, and all student         //////////////////
        loans)                               2011       725,674   ///////////////    6.b.
7.  Loans to foreign governments and
    official institutions                    /////////////////    ///////////////
    (including foreign central banks)        2081             0   2081          0    7.
8.  Obligations (other than securities
    and leases) of states and                //////////////////   /////////////
    political subdivisions in the
    U.S. (includes nonrated industrial       ///////////////////  /////////////
    development obligations)                 2107         21,042  2107     21,042    8.
9.  Other loans                              1563         78,276  //////////////     9.
    a.  Loans for purchasing or
        carrying securities (secured and    ///////////////////   ///////
        unsecured)                          ///////////////////   1545      8,804    9.a.
    b.  All other loans (exclude
        consumer loans)                     ///////////////////   1564     69,472    9.b.
10. Lease financing receivables
    (net of unearned income                 ///////////////////   2165    580,918    10.
    a.  Of U.S. addressees (domicile)       2182        580,918   ///////////////    10.a.
    b.  Of non-U.S. addressees (domicile)   2183              0   ///////////////    10.b.
11. LESS:  Any unearned income on loans
    reflected in items 1-9 above.           123          2,392    2123       2,392     11.
12. Total loans and leases, net of
    unearned income (sum of items 1        ///////////////////   ////////////////
    through 10 minus item 11) (total
    of column A must equal                 ///////////////////   ///////////////
    Schedule RC, item 4.a)                 2122      5,183,594   2122   5,183,594    12.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA   Call Date:  6/30/95  ST-BK:
                                               39-1580 FFIEC 031
Address:              100 East Broad Street    Page RC-7
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559

Schedule RC-C -- Continued


Part I. Continued

                                                           (Column A)                   (Column B)
                                                          Consolidated                   Domestic
 Memoranda                                                    Bank                         Offices
                Dollar Amounts in Thousands            RCFD  Bil  Mil  Thou    RCON  Bil  Mil  Thou
1.  Commercial paper included in Schedule
    RC-C, part I, above                                1496               0    1496               0     M.1
2.  Loans and leases restructured and in compliance    ////////////////////
    with modified (included in Schedule RC-C,          ///////////////////
    part 1, above and not reported as past due         ////////////////////
    or nonaccrual in Schedule RC-N, Memorandum         ////////////////////
    item 1):                                           ////////////////////
    a.  Loans secured by real estate:                  ////////////////////
        (1)  To U.S.  addressees (domicile)            1687               0    M.2.a.(1)
        (2)  To non-U.S. addressees (domicile)         1689               0    M.2.a.(2)
    b.  All other loans and all lease financing        ////////////////////
        receivables (exclude loans to individuals      ////////////////////
        for household, family, and other personal      ////////////////////
        expenditures)                                  8691               0    M.2.b.
    c.  Commercial and industrial loans to and
        lease financing receivables of non-U.S.
        addressees (domicile) included                 ////////////////////
        in Memorandum item 2.b above                   8692               0    M.2.c.
3.  Maturity and repricing data for loans and
    leases(1) (excluding those in nonaccrual status):                                   ////////////////////
    a.  Fixed rate loans and leases with a remaining
        maturity of:
        (1)  Three months or less                      0348         133,455    M.3.a.(1)
        (2)  Over three months through 12 months       0349         207,792    M.3.a.(2)
        (3)  Over one year through five years          0356       1,109,879    M.3.a.(3)
        (4)  Over five years                           0357         266,849    M.3.a.(4)
        (5)  Total fixed rate loans and leases         ////////////////////
             (sum of Memorandum items 3.a.(1)          ///////////////////
             through 3.a.(4))                          0358       1,717,975    M.3.a.(5)
    b.  Floating rate loans with a repricing frequency of:        ////////////////////
        (1)  Quarterly or more frequently              4554       2,573,418    M.3.b.(1)
        (2)  Annually or more frequently,
             but less frequently than quarterly        4555         862,868    M.3.b.(2)
        (3)  Every five years or more frequently,       ////////////////////
             but less frequently than annually         4561           7,532    M.3.b.(3)
        (4)  Less frequently than every five years     4564               0    M.3.b.(4)
        (5)  Total floating rate loans (sum of
             Memorandum items 3.b.(1) through 3.b.(4)) 4567       3,443,818    M.3.b.(5)
     c.  Total loans and leases (sum of Memorandum     ////////////////////
         items 3.a.(5) and 3.b.(5)) (must equal the    ////////////////////
         sum of total loans and leases, net, from      ////////////////////
         Schedule RC-C, part 1, item 12, plus unearned ///////////////////
         income from Schedule RC-C, part 1, item 11,   ///////////////////
         minus total nonaccrual loans and Leases       ///////////////////
         from Schedule RC-N, sum of items 1 through    ///////////////////
         8, column C)                                  1479       5,161,793    M.3.c.
4.  Loans to finance commercial real estate,           ///////////////////
    construction, and land development activities      ///////////////////
    (not secured by real estate) included in           ///////////////////
    Schedule RC-C, part 1, items 4 and 9, column A,    ///////////////////
    page RC-6(2)                                       2746          15,192    M.4.
5.  Loans and leases held for sale (included in
    Schedule RC-C, part 1, above)                      5369               0    M.5.
6.  Adjustable rate closed-end loans secured by        ////////////////////
    first liens on  1-4 family residential             ////////////////////
    properties (included in Schedule RC-C,             ////////////////////    RCON BIL MIL THOU
    part 1, item 1.c.(2)(a), column B, page RC-6                               5370        84,915    M.6


____________________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2)  Exclude loans secured by real estate that are included in Schedule RC-C, part 1, item 1, column A.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA       Call Date:  6/30/95  ST-
                                                   BK: 39-1580 FFIEC 031
Address:              100 East Broad Street        Page RC-7
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559


Schedule RC-C -- Continued

Part II.  Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition. Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a Loan:  (1) For loans drawn down under lines of credit or loan commitments, the "original amount"
of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed price to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date.  (2)
For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic
   offices reported in Schedule RC-C, part 1, item 1.e, column B, and all or substantially all of the dollar volume of your
   bank's "Commercial and industrial loans to U.S. addressees"
   in domestic offices reported in Schedule RC-C, part 1, item
   4.a, column B, have original amounts of $100,000 or less.
   (If your bank has no loans outstanding in both of these two
   loan categories, place an "X" in the box marked "NO"             C418
   and go to item 5; otherwise, see instructions for
   further information.)                                       RCON  YES  NO)
                                                                6999  ///  X  1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

2.  Report the total number of loans currently         Number of Loans
    outstanding for each of the following Schedule
    RC-C, part 1, loan categories:                     RCON //////////
      a. "Loans secured by nonfarm nonresidential
          properties" in domestic offices reported
          in Schedule RC-C, part 1,
          item 1.e, column B                           5562        N/A   2.a.
      b.  "Commercial and industrial loans to U.S.
          addressees" in domestic offices reported
          in Schedule RC-C, part 1, item 4.a,
          column B                                     5563        N/A   2.b.

                                                  (Column A)          (Column B)
                                                    Amount              Currently
                                                  Number of Loans       Outstanding
              Dollar Amounts in Thousands         RCON /////////    RCON Bil Mil Thou
3.  Number and amount currently outstanding of    ///////////////////////////////////
    "Loans secured by nonfarm nonresidential      //////////////////////////////////
    properties" in domestic offices reported      //////////////////////////////////
    in Schedule RC-C, part 1, item 1.e,           //////////////////////////////////
    column B (sum of items 3.a through 3.c        //////////////////////////////////
    must be less than or equal to Schedule        //////////////////////////////////
    RC-C, part 1, item 1.e, column B):            /////////////////////////////////
    a.  With original amounts of $100,000 or less 5564        262    5565     10,446 3.a.
    b.  With original amounts of more than
        $100,000 through $250,000                 5566         220   5567     27,524 3.b.
    c.  With original amounts of more than
        $250,000 through $1,000,000               5568         224   5569     84,386 3.c.
4.  Number and amount currently outstanding of
    "Commercial and industrial loans to U.S.
    addressees" in domestic offices reported
    in Schedule RC-C, part 1, item 4.a, column
    B (sum of items 4.a through 4.c must be
    less than or equal to Schedule RC-C,
    part 1, item 4.a, column B):
    a.  With original amounts of $100,000 or less 5570       3,359  5571     78,049 4.a.
    b.  With original amounts of more than
        $100,000 through $250,000                 5572         323  5573     37,232 4.b.
    c.  With original amounts of more
        than $250,000 through $1,000,000          5574         266  5575     88,246 4.c.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:  6/30/95  ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-7b
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559

Schedule RC-C -- Continued

Part II.  Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part 1, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part 1, item 3, column B, have original amounts of $100,000 or less. (If your bank has no loans outstanding in both of these two loan categories, place an "X" in the box marked "NO"
    and do not complete items 7 and 8; otherwise, see instructions for
    further information.)                                         YES     NO
                                                                6860  /// X  5.

    If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a an 6.b and complete items 7 and 8 below.

6.  Report the total number of loans currently outstanding for each of the following Schedule RC-C, part 1, loan categories:  Number  of Loans
    a.  "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported
         in Schedule RC-C, part 1, item 1.b, column B         5576  N/A  6.a.
     b.  "Loans to finance agricultural production and other
         loans to farmers" in domestic offices reported in
         Schedule RC-C, part 1, item 3, column B              5577    N/A   6.b.

                                                      (Column A)             (Column B)
                                                                              Amount
                                                                             Currently
                                                      Number of Loans       Outstanding
                     Dollar Amounts in Thousands      RCON/////////     RCON  Bil  Mil  Thou
7.  Number and amount currently outstanding of "Loans
    secured by farmlard (including farm residential
    and other improvements)" in domestic offices          /////////////  ///////////////
    reported in Schedule RC-C, part 1, item 1.b,
    column B (sum of items 7.a through 7.c must be        /////////////  ///////////////
    less than or equal to Schedule RC-C,
    part I, item 1.b column B):                           /////////////  //////////////
    a.  With original amounts of $100,000 or less         5578       11  5579       181  7.a.
    b.  With original amounts of more than
        $100,000 through $250,000                         5580        7  5581       922  7.b.
    c.  With original amounts of more than
        $250,000 through $500,000                         5582        5  5583       933  7.c.
8.  Number and amount currently outstanding of           ////////////////////////////////
    "Loans to finance agricultural production            ////////////////////////////////
    and other loans to farmers" in domestic              ////////////////////////////////
    offices reported in Schedule RC-C,                   ////////////////////////////////
    part 1, item 3, column B (sum of items               ////////////////////////////////
    8.a through 8.c must be less than or equal           ////////////////////////////////
    to Schedule RC-C, part 1, item 3, column B):         ////////////////////////////////
     a.  With original amounts of $100,000 or less       5584        81 5585       2,821  8.a.
     b.  With original amounts of more than
         $100,000 through $250,000                       5586        22 5587       2,753  8.b.
     c.  With original amounts of more than
         $250,000 through $500,000                       5588         5 5589       1,394  8.c.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA   Call Date:  6/30/95  ST-BK:
                                                           39-1580 FFIEC 031
Address:              100 East Broad Street                Page RC-8
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559


Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                  C420
              Dollar Amounts in Thousands          /////Bil Mil Thou
ASSETS                                             /////////////////
1.  U.S. Treasury securities in domestic offices   RCON 3531       0  1.
2.  U.S. Government agency and corporation obligations
    in domestic offices (exclude mortgage-
    backed securities                              RCON 3532       0  2.
3.  Securities issued by states and political
    subdivisions in the U.S. in domestic offices   RCON 3533       0  3.
4.  Mortgage-backed securities (MBS) in
    domestic offices:
    a.  Pass-through securities issued or guaranteed
        by FNMA, FHLMC, or GNMA                    RCON 3534       0  4.a.
    b.  Other mortgage-backed securities issued
        or guaranteed by FNMA, FHLMC, or GNMA
        (included CMOs, REMICs, and stripped
        MBS)                                       RCON 3535       0  4.b.
    c.  All other mortgage-backed securities       RCON 3536       0  4.c.
5.  Other debt securities in domestic offices      RCON 3537       0  5.
6.  Certificates of deposit in domestic offices    RCON 3538       0  6.
7.  Commercial paper in domestic offices           RCON 3539       0  7.
8.  Bankers acceptances in domestic offices        RCON 3540       0  8.
9.  Other trading assets in domestic offices       RCON 3541       0  9.
10. Trading assets in foreign offices              RCON 3542       0 10.
11. Revaluation gains on interest rate,            //////////////////////
    foreign exchange rate, and other commodity     //////////////////////
    and equity contracts:                          /////////////////////
    a.  In domestic offices                        RCON 3543       0 11.a.
    b.  In foreign offices                         RCFN 3544       0 11.b.
12. Total trading assets (sum of items 1
    through 11) (must equal Schedule RC, item 5)   RCFD 3545       0 12.

LIABILITIES

                                                      /////Bil Mil Thou
13. Liability for short positions                  RCFD 3546       0 13.
14. Revaluation losses on interest rate,           ////////////////////
    foreign exchange rate, and other commodity     ////////////////////
    and equity contracts.                          RCFD 3547       0 14.
15. Total trading liabilities (sum of items        ////////////////////
    13 and 14) (must equal Schedule RC, item       ////////////////////
    15.b)                                          RCFD 3548       0 15.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:  6/30/95  ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-9
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559

Schedule RC-E--Deposit Liabilities

Part I.  Deposits in Domestic Offices


                                                                                  C425

                                                                           Nontransaction
                            Transaction Accounts                             Accounts
                               (Column A)              (Column B)           (Column C)
                            Total transaction          Memo: Total            Total
                            Accounts (including       demand deposits      nontransacton
                              total demand             (included in         accounts
                                deposits)                column A)       (including MMDAs)
                            RCON  Bil  Ml  Thou    RCON Bil Mil Thou  RCON Bil Mil Thou

   Dollar Amounts in Thousands
Deposits of:                  ///////////////       /////////////////  /////////////////
1.  Individuals, partnerships,
    and corporations          2201     1,226,507    2240     925,770    2346  2,570,595  1.
2.  U.S. Government           2202         9,411    2280       9,411    2520          0  2.
3.  States and political
    subdivisions in the U.S.  2203      100,000     2290      88,367    2530     24,709  3.
4.  Commercial banks
    in the U.S.               2206       43,074     2310      43,074     /////////////   4.
    a.  U.S. branches and
        agencies of foreign
        banks                 //////////////////   /////////////////    2347            0  4.a.
    b.  Other commercial banks
        in the U.S.           /////////////////   //////////////////    2348      2,713  4.b.
5.  Other depository
    institutions in the U.S.  2207       19,120   2312        19,120    2349          0  5.
6.  Banks in foreign counties 2213        2,431   2320         2,431     ////////////    6.
    a.  Foreign branches of
        other U.S. banks      /////////////////  ///////////////////    2367           0  6.a.
    b.  Other banks in foreign
        countries             ////////////////  ////////////////////    2373           0  6. b.
7.  Foreign governments and
    official institutions     ///////////////  ////////////////////    /////
    (including foreign central
    banks)                    2216          0  2300               0    2377           0  7.
8.  Certified and official
    checks                    2330     49,899  2330          49,899   //////////////     8.
9.  Total (sum of items 1
    though 8)(sum of columns A
    and C must equal Schedule
    RC, item 13.a)            2215  1,450,472  2210       1,138,072   2385 2,598,017     9.


Memoranda
             Dollar Amounts in Thousands               RCON Bil Mil Thou
1.  Selected components of total deposits
    (i.e., sum of item 9, columns A and C):
     a.  Total individual Retirement
         Accounts (IRAs) and Keogh Plan
         accounts                                     6835    245,127  M.1.a.
     b.  Total brokered deposits                      2365      4,461  M.1.b.
     c.  Fully insured brokered deposits (included
         in Memorandum item 1.b above):
         (1) issued in denominations of less than
             $100,000                                 2343         83  M.1.c.(1)
         (2) issued either in denominations of
             $100,000 or in denominations greater
             than $100,000 and participated out by
             the broker in shares of $100,000 or less 2344      3,906  M.1.c.(2)
     d.  Total deposits denominated in foreign
         currencies                                   3776          0  M.1.d.
     e.  Preferred deposits (uninsured deposits of
         states and political subdivisions in the
         U.S. reported in item 3 above which are
         secured or collateralized as required under
         state law)                                   5590    124,341  M.1.e.
2.  Components of total nontransaction accounts
    (sum of Memorandum items 2.a through 2.d
    must equal item 9, column C above):
    a.  Savings deposits:
        (1)  Money market deposit accounts (MMDAs)    6810    897,495  M.2.a.
        (2)  Other savings deposits (excludes MDAs)   0352    505,456  M.2.a.(2)
    b.  Total time deposits of less than $100,000     6648  1,892,864  M.2.b.
    c.  Time Certificates of deposit of $100,000
        or more                                       6645    102,202  M.2.c.
    d.  Open-account time deposits of $100,000
        or more                                       6646          0  M.2.d.
3.  All NOW accounts (included in column A above)     2398    312,400  M.3.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:  6/30/95  ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-9
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:06559

Schedule RC-E -- Continued

Part I.  Continued

Memoranda (Continued)

Deposit Totals for FDIC Insurance Assessments
              Dollar Amounts in Thousands             RCON  Bil Mil Thou
4.  Total deposits in domestic offices
    (sum of item 9, column A and item 9, column C)    //////////////////
    (must equal Schedule RC, item 13.a)               2200   4,048,489  M.4.

     a.  Total demand deposits (must equal
         item 9, column B)                            2210   1,138,072  M.4.a.
     b.  Total time and savings deposits(1)
         (must equal item 9, column A plus item 9,
         column C minus item 9, column B)             2350   2,910,417  M.4.b.

______________________
(1) for FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                Dollar Amounts in Thousands          RCON  Bil Mil Thou
5.  Time deposits of less than $100,000 and open-    //////////////////
    account time deposits of $100,000 or more        //////////////////
    (included in Memorandum items 2.b and 2.d above) //////////////////
    with a remaining maturity or repricing           //////////////////
    frequency of: (1)
    a.  Three months or less                         0359       197,696   M.5.a.
    b.  Over three months through 12 months          3644       372,520   M.5.b.
6.  Maturity and repricing data for time             //////////////////
    certificates of deposit of $100,000 or more: (1) //////////////////
    a. Fixed rate time certificates of deposit of    //////////////////
       $100,000 or more with a remaining maturity of://////////////////
       (1)  Three months or less                     2761        54,580  M.6.a.(1)
       (2)  Over three months through 12 months      2762        23,850  M.6.a.(2)
       (3)  Over one year through five years         2763        21,077  M.6.a.(3)
       (4)  Over five years                          2765         2,695  M.6.a.(4))
       (5)  Total fixed rate time certificates       //////////////////
            of deposit of $100,000 or more (sum of   /////////////////
            Memorandum item 6.a.(1) through 6.a.(4)  2767       102,202  M.6.a.(5)
     b. Floating rate time certificates of           //////////////////
        deposit of $100,000 or more with a repricing /////////////////
        frequency of:                                /////////////////
        (1)  Quarterly or more frequently            568              0  M.6.b.(1)
        (2)  Annually or more frequently, but less
             frequently than quarterly              4569              0  M.6.b.(2)
        (3)  Every five years or more frequently,
             but less frequently than annually      4571              0  M.6.b.(3)
        (4)  Less frequently than every five years  4572              0  M.6.b.(4))
        (5)  Total floating rate time certificates  ///////////////////
             of deposit of $100,000 or more         ///////////////////
             (sum of Memorandum items 6.b.(1)       ///////////////////
             through 6.b.(4))                       4573              0  M.6.b.(5)
     c.  Total time certificates of deposit of
         $100,000 or more (sum of Memorandum        //////////////////
         items 6.a.(5)and 6.b.(5)) (must
         equal Memorandum item 2.c.above)           6645        102,202  M.6.c.

_________________________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

</TABLE)

Legal Title of Bank:  BANK ONE, COLUMBUS, NA   Call Date:6/30/95 ST-BK:
                                               39-1580 FFIEC 031
Address:              100 East Broad Street    Page RC-11
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-E-- Continued

Part II.  Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)


             Dollar Amounts in Thousands    RCFN  Bil  Mil  Thou
Deposits of:
                                            ////////////////////
Individuals, partnerships, and corporations 2621      271,092    1.
U S  banks (including IBFs and foreign
  branches of U. S. banks)                  2623            0    2.
Foreign banks (including U S  branches
  and agencies of foreign banks, including
  their IBFs                                2625            0    3.
Foreign governments and official
institutions (including foreign central
  banks)                                    2650            0    4.
Certified and official checks               2330            0    5.
All other deposits                          2668            0    6.
Total (sum of items 1 through 6) (must
equal Schedule RC, item 13 b)               2200      271,092    7.

Schedule RC - F - - Other Assets


                                                       C430
             Dollar Amounts in Thousands    /////   Bil  Mil  Thou
Income earned, not collected on loans       RCFD 2164  37,861    1.
Net deferred tax assets (1)                 RCFD 2148       0    2.
Excess residential mortgage servicing       /////////////////
fees receivable                             RCFD 5371       0    3.
Other (itemize amounts that exceed 25%      /////////////////
of this item)                               RCFD 2168  349,366   4.
a.  TEXT 3549  Cash Surrender Value of      /////////////////
    Life Insurance       RCFD 3549 128,060  /////////////////    4.a.
b.  TEXT 3550            RCFD 3550          /////////////////    4.b.
c.  TEXT 3551            RCFD 3551          /////////////////    4.c.
Total (sum of items 1 through 4) (must      /////////////////
equal Schedule RC, item 11)                 RCFD 2160  387,227    5.

Memorandum

             Dollar Amounts in Thousands   ////// Bil  Mil  Thou
Deferred tax assets disallowed for         ////////////////////
regulatory capital purposes                RCFD 5610          0    M.1.

Schedule RC - G -- Other Liabilities


                                                            C435
             Dollar Amounts in Thousands
                                           /////// Bil  Mil  Thou
a. Interest accrued and unpaid on          //////////////////////
   deposits in domestic offices(2)         RCFD 3645       28,314  1.a.
b. Other expenses accrued and unpaid       //////////////////////
   (includes accrued income taxes payable) RCFD 3646       69,670  1.b.
Net deferred tax liabilities(1)            RCFD 3049       51,203  2.
Minority interest in consolidated          //////////////////////
subsidiaries                               RCFD 3000            0  3.
Other (itemize amounts that exceed 25%     //////////////////////
of this item)                              RCFD 2938       66,930  4.
a.  TEXT 3552  Deferred Fees Received      //////////////////////
    on Swaps           RCFD 3552  35,203   //////////////////////  4.a.
b.  TEXT 3553  Accrued Credit Card         /////////////////////
    Customer Awards    RCFD 3553  26,021   /////////////////////  4.b.
c.  TEXT 3554          RCFD 3554           /////////////////////  4.c.
Total (sum of items 1 through 4) (must     /////////////////////
equal Schedule RC, item 20)                RCFD 2930     216,117  5.

_____________________________
1)  See discussion of deferred income taxes in Glossary entry on "income taxes "
2)  For savings banks, include "dividends" accrued and unpaid on deposits

Legal Title of Bank:  BANK ONE, COLUMBUS, NA  Call Date:  6/30/95  ST-BK:
                                                          39-1580 FFIEC 031
Address:              100 East Broad Street               Page RC-12
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-H-- Selected Balance Sheet Items for Domestic Offices



                                                                       C440
                                                Domestic Offices
          Dollar Amounts in Thousands         RCON  Bil  Mil  Thou

1.  Customer's liability to this bank on     /////////////////////
    acceptances outstanding                  2155            8,409    1.
2.  Bank's liability on acceptances executed /////////////////////
    and outstanding                          2920            8,409    2.
3.  Federal funds sold and securities        /////////////////////
    purchased under agreements to resell     1350           75,052    3.
4.  Federal funds purchased and securities   /////////////////////
    sold under agreements to repurchase      2800        1,226,555    4.
5.  Other borrowed money                     3190           99,674    5.
    EITHER                                   /////////////////////
6.  Net due from own foreign offices, Edge   /////////////////////
    and Agreement subsidiaries, and IBFs     2163              N/A    6.
    OR                                       /////////////////////
7.  Net due to own foreign offices, Edge     ////////////////////
    and agreement subsidiaries, and IBFs     2941          272,405    7.
8.  Total assets (excludes net due to        /////////////////////
    foreign offices, Edge and Agreement      ////////////////////
    subsidiaries, and IBFs                   2192        6,695,336    8.
9.  Total liabilities (excludes net due      /////////////////////
    to foreign offices, Edge and agreement   ////////////////////
    subsidiaries and IBFS)                   3129        5,828,047    9.

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices


                                             RCON  Bil  Mil  Thou
10. U.S. Treasury securities                 1779           157,827    10.
11. U S  Government agency and corporation   //////////////////////
    obligations (exclude                     //////////////////////
    mortgage-backed securities)              1785           363,385    11.
12. Securities issued by states and          //////////////////////
    political subdivisions in the U S        1786            41,909    12.
13. Mortgage-backed securities (MBS):        //////////////////////
    a.  Pass-through securities:             //////////////////////
        (1)  Issued or guaranteed by         //////////////////////
             FNMA, FHLMC, or GNMA            1787               525    13.a.
        (2)  Other pass-through securities   1869            17,409    13.a.
    b.  Other mortgage-backed securities     //////////////////////
        (include CMOs, REMICs, and           //////////////////////
        stripped MBS):                       //////////////////////
        (1)  Issued or guaranteed by         /////////////////////
             FNMA, FHLMC, or GNMA            1877            26,751    13.b.
        (2)  Other mortgage-backed           //////////////////////
             securities                      2253               275    13.b.
14. Other domestic debt securities           3159               789    14.
15. Foreign debt securities                  3160                 0    15.
16. Equity securities:                       //////////////////////
    a.  Investment in mutual funds           3161                 0    16.a.
    b.  Other equity securities with         //////////////////////
        readily determinable fair values     3162                 0    16.b.
    c.  All other equity securities          3169             3,844    16.c.
17. Total held-to-maturity and               //////////////////////
    available-for-sale securities            //////////////////////
    (sum of items 10 through 16)             3170           612,714    17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

              Dollar Amounts in Thousands    RCON     Bil  Mil  Thou
EITHER                                       ///////////////////////
1.  Net due from the IBF of the domestic     //////////////////////
    offices of the reporting bank            3051                N/A   M.1.
    OR                                       //////////////////////
2.  Net due to the IBF of the domestic       /////////////////////
    offices of the reporting bank            3059                N/A   M.1.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA Call Date: 6/30/95  ST-BK: 39-1580
                                                                 FFIEC 031
Address:              100 East Broad Street                      Page RC-13
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-I-- Selected Assets and Liabilities of IBFs
be completed only by banks with IBFs and other "foreign" offices.
                                                                   C445
              Dollar Amounts in Thousands    RCFN  Bil  Mil  Thou
1.  Total IBF assets of the consolidated     /////////////////////
    bank (component of Schedule RC,          /////////////////////
    item 12)                                 2133              N/A    1.
2.  Total IBF loans and lease financing      /////////////////////
    receivables (component of Schedule       /////////////////////
    RC-C, part 1, item 12, column A)         2076              N/A    2.
3.  IBF commercial and industrial loans      /////////////////////
    (component of Schedule RC-C, part,       /////////////////////
    1, item 4, column A                      2077              N/A    3.
4.  Total IBF liabilities (component of      /////////////////////
    Schedule RC, item 21)                    2898              N/A    4.
5.  IBF deposit liabilities due to banks,    /////////////////////
    including other IBFs (component          /////////////////////
    of Schedule RC-E, part II,              /////////////////////
    items 2 and 3)                          2379              N/A    5.
6.  Other IBF deposit liabilities           /////////////////////
    (component of Schedule RC-E, part II,   /////////////////////
    items 1, 4, 5, and 6)                   2381              N/A    6.

Schedule RC - K -- Quarterly Averages (1)
                                                            C455
         Dollar Amounts in Thousands        ////////// Bil  Mil  Thou
ASSETS                                      //////////////////////////
1.  Interest-bearing balances due from      /////////////////////////
    depository institutions            RCFD 3381              967    1.
2.  U.S. Treasury securities and U S        //////////////////////////
    Government agency and corporation       //////////////////////////
    obligations (2)                    RCFD 3382          600,967    2.
3.  Securities issued by states and         /////////////////////////
    political subdivisions in the           /////////////////////////
    U.S. (2)                           RCFD 3383           42,264    3.
4.  a.  Other debt securities (2)      RCFD 3647           21,202    4.a.
    b.  Equity securities (3)           /////////////////////////
        (includes investments in       //////////////////////////
        mutual funds and               //////////////////////////
        Federal Reserve stock)         RCFD 3648            3,844    4.b.
5.  Federal funds sold and             //////////////////////////
    securities purchased under         //////////////////////////
    agreements to resell               //////////////////////////
    in domestic offices of the bank    //////////////////////////
    and of its Edge and Agreement      //////////////////////////
    subsidiaries, and in IBFs          RCFD 3365          286,677    5.
6.  Loans:                             //////////////////////////
    a.  Loans in domestic offices:     //////////////////////////
    (1) Total loans                    RCON 3360        4,490,971    6.a.(1)
    (2) Loans secured by real estate   RCON 3385        1,069,642    6.a.(2)
    (3) Loans to finance agricultural  //////////////////////////
        production and other loans to  //////////////////////////
        farmers                        RCON 3386            5,558    6.a.(3)
    (4) Commercial and industrial      //////////////////////////
        loans                          RCON 3387          780,252    6.a.(4)
    (5) Loans to individuals for       //////////////////////////
        household, family, and other   //////////////////////////
        personal                       //////////////////////////
        expenditures                   RCON 3388        2,496,498    6.a.(5)
    b.  Total loans in foreign offices, /////////////////////////
        Edge and Agreement subsidiaries, //////////////////////////
        and IBFs                       RCFN 3360                0    6.b
7.  Trading assets                     RCFD 3401                0    7.
8.  Lease financing receivables        ///////////////////////////
    (net of unearned income)           RCFD 3484          574,712    8.
9.  Total assets (4)                   RCFD 3368        6,749,314    9.

LIABILITIES                            //////////////////////////
10. Interest-bearing transaction       /////////////////////////
    accounts in domestic offices       //////////////////////////
    (NOW                              //////////////////////////
    accounts, ATS accounts, and       /////////////////////////
    telephone and preauthorized       //////////////////////////
    transfer                          //////////////////////////
    accounts) (exclude demand         /////////////////////////
    deposits)                        RCON 3485          322,197    10.
11. Nontransaction accounts in        ////////////////////////
    domestic offices:                //////////////////////////
    a. Money market deposit accounts //////////////////////////
    (MMDAs)                          RCON 3486          844,643    11.a.
    b. Other savings deposits        RCON 3487          637,985    11.b.
    c. Time certificates of deposit  //////////////////////////
    of $100,000 or more              RCON 3345          110,317    11.c.
    d. All other time deposits       RCON 3469        1,129,421    11.d.
12. Interest-bearing deposits in     //////////////////////////
    foreign offices, Edge and        /////////////////////////
    Agreement                       //////////////////////////
    subsidiaries, and IBFs           RCFN  3404         392,063    12.
13. Federal funds purchased and      //////////////////////////
    securities sold under            //////////////////////////
    agreements to                   //////////////////////////
    repurchase in domestic offices  //////////////////////////
    of the bank and of its Edge and //////////////////////////
     Agreement subsidiaries, and    //////////////////////////
     in IBFs                         RCFD 3353        1,125,276    13.
14. Other borrowed money             RCFD 3355          135,220    14.

______________________
(1)  For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i e , the Wednesday of each week of the quarter)
(2)  Quarterly averages for all debt securities should be based on amortized cost
(3)  Quarterly averages for all equity securities should be based on historical cost
(4)  The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized
     cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity
     securities without readily determinable fair values at historical cost


Legal Title of Bank:  BANK ONE, COLUMBUS, NA   Call Date: 6/30/95  ST-BK:
                                               39-1580 FFIEC 031
Address:              100 East Broad Street    Page RC-14
City, State Zip:      Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-L-- Off-Balance Sheet Items
Please read carefully the instructions for the preparation of Schedule RC-L.
Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                               C460
                  Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
1.  Unused commitments:                        /////////////////////
    a.  Revolving, open-end lines secured by   /////////////////////
        1-4 family residential properties,     /////////////////////
        e.g., home equity lines                3814          285,190    1.a.
    b.  Credit card lines                      3815       24,142,212    1.b.
    c.  Commercial real estate, construction,  /////////////////////
        and land development:                  /////////////////////
        (1)  Commitments to fund loans         ////////////////////
             secured by real estate            3816          119,819    1.c.(1)
        (2)  Commitments to fund loans not     ////////////////////
             secured by real estate            6550            1,497    1.c.(2)
    d.  Securities underwriting                3817                0    1.d.
    e.  Other unused commitments               3818        1,395,702    1.e.
2.  Financial standby letters of credit        /////////////////////
    and foreign office guarantees              3819          498,511    2.
    a.  Amount of financial standby            /////////////////////
        letters of credit                      /////////////////////
        conveyed to others  RCFD 3820  207,722 /////////////////////
3.  Performance standby letters of credit      /////////////////////
    and foreign office guarantees              3821           78,284    3.
    a.  Amount of performance standby          /////////////////////
        letters of credit                      /////////////////////
        conveyed to others RCFD 3822   18,702  /////////////////////
4.  Commercial and similar letters of credit   3411           52,191    4.
5.  Participations in acceptances (as          /////////////////////
    described in the instructions) conveyed    /////////////////////
    to others by the reporting bank            3428                0    5.
6.  Participations in acceptances (as          /////////////////////
    described in the instructions) acquired    /////////////////////
    by the reporting (nonaccepting) bank       3429                0    6.
7.  Securities borrowed                        3432                0    7.
8.  Securities lent (including customers'      /////////////////////
    securities lent where the customer         /////////////////////
    is indemnified against loss by the        /////////////////////
    reporting bank)                            3433                0    8.
9.  Mortgages transferred (i e , sold or       ////////////////////
    swapped) with recourse that have           /////////////////////
    been treated as sold for Call Report       ////////////////////
    purposes:                                 /////////////////////
    a.  FNMA and FHLMC residential mortgage   /////////////////////
        loan pools:                           /////////////////////
        (1)  Outstanding principal balance    ////////////////////
             of mortgages transferred as     /////////////////////
             of the report date              3650                0    9.a.(1)
        (2)  Amount of recourse exposure     /////////////////////
             on these mortgages as of the    /////////////////////
             report date                     3651                0    9.a.(2)
    b.  Private (nongovernment - issued or   //////////////////////
        -guaranteed) residential             /////////////////////
        mortgage loan pools:                 /////////////////////
        (1)  Outstanding principal balance  /////////////////////
             of mortgages transferred       /////////////////////
             as of the report date          3652                0    9.b.(1)
        (2)  Amount of recourse exposure    /////////////////////
             on these mortgages as of the   /////////////////////
             report date                    3653                0    9.b.(2)
    c.  Farmer Mac agricultural mortgage    /////////////////////
        loan pools:                         /////////////////////
        (1)  Outstanding principal          ////////////////////
             balance of mortgages           ////////////////////
             transferred as                 /////////////////////
             of the report date             3654                0    9.c.(1)
        (2)  Amount of recourse exposure    /////////////////////
             on these mortgages as of the   /////////////////////
             report date                    3655                0    9.c.(2)
10. When - issued securities:               /////////////////////
    a.  Gross commitments to purchase       3434                0    10.a.
    b.  Gross commitments to sell           3435                0    10.b.
11. Spot foreign exchange contracts         8765            5,927    11.
12. All other off-balance sheet             /////////////////////
    liabilities (exclude off-balance sheet  /////////////////////
    derivatives) (itemize and describe      /////////////////////
    each component of this item over        /////////////////////
    25% of Schedule RC, item 28, "Total
    equity capital")                        3430                0    12.
    a.  Text 3555             RCFD 3555     /////////////////////
    b.  Text 3556             RCFD 3556     /////////////////////
    c.  Text 3557             RCFD 3557     /////////////////////
    d.  Text 3558             RCFD 3558     /////////////////////
13. All other off-balance sheets assets
    (exclude off-balance sheet              /////////////////////
    derivatives) itemize and describe       ////////////////////
    each component of this item             /////////////////////
    over 25% of Schedule RC, item 28,
    "Total equity capital")                 5591           73,662     13.
    a.  Text 5592             RCFD 5592     /////////////////////     13.a.
    b.  Text 5593             RCFD 5593     /////////////////////     13.b.
    c.  Text 5594             RCFD 5594     /////////////////////     13.c.
    d.  Text 5595             RCFD 5595     /////////////////////     13.d.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:  6/30/95 ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-15
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-L--Continued


                                                                              C461
                                  (Column A)          (Column B)        (Column C)          (Column D)
 Dollar Amounts in Thousands     Interest Rate      Foreign Exchange   Equity Derivative   Commodity and
off-balance Sheet Derivatives      Contracts           Contracts          Contracts        Other Contracts
   Position Indicators           Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou
14. Gross amounts (e.g.,         ////////////////     ////////////////   /////////////////   /////////////////
    notional                     ////////////////     /////////////////  /////////////////   /////////////////
    amounts) (for each column,   ////////////////     /////////////////  /////////////////   /////////////////
    sum of items 14.a through    /////////////////    ////////////////   /////////////////   /////////////////
    14.e                         ////////////////     /////////////////  /////////////////   /////////////////
    must equal sum of items      ////////////////     /////////////////  ////////////////    /////////////////
    15, 16.a, and 16.b):         ////////////////     /////////////////  /////////////////   /////////////////
    a. Future contracts                        0                     0                 0                  0 14.a.
                                    RCFD 8693           RCFD 8694           RCFD 8695           RCFD 8696
    b. Forward contracts               1,010,000               168,085                 0                  0 14.b
                                    RCFD 8697           RCFD 8698           RCFD 8699           RCFD 8700
    c. Exchange-traded option    ////////////////       /////////////////  /////////////////   /////////////////
       contacts:                 ////////////////      /////////////////   /////////////////   /////////////////
       (1)  Written options                   0                      0                   0                 0 14.c.(1)
                                    RCFD 8701           RCFD 8702           RCFD 8703           RCFD 8704
       (2)  Purchased options                 0                      0                   0                 0 14.c.(2)
                                    RCFD 8705           RCFD 8706           RCFD 8707           RCFD 8708
    d. Over-the-counter option    ////////////////     /////////////////   /////////////////   /////////////////
       contracts:                 ////////////////     /////////////////   /////////////////   /////////////////
       (1)  Written options            2,256,820                     0                   0                 0 14.d.(1)
                                    RCFD 8709           RCFD 8710           RCFD 8711           RCFD 8712
       (2)  Purchased options:         3,357,820                     0                   0                 0 14.d.(2)
                                    RCFD 8713           RCFD 8714           RCFD 8715           RCFD 8716
    e. Swaps                          20,733,294                     0                   0                 0 14.e.
15. Total gross notional amount of ////////////////   ////////////////     /////////////////   /////////////////
     derivative contracts held    ////////////////    ////////////////     /////////////////   /////////////////
     for trading.                                  0                 0                    0                  0 15.
                                    RCFD A126           RCFD A127           RCFD 8723           RCFD A8724
16.  Total gross notional amount of ////////////////  /////////////////    /////////////////   /////////////////
     derivative contracts held for  ////////////////  /////////////////    /////////////////   /////////////////
     purposes other than trading:   ////////////////  /////////////////    /////////////////   /////////////////
     a. Contracts marked to market.        1,362,630           168,085                    0                  0 16.a.
                                    RCFD 8725           RCFD 8726           RCFD 8727           RCFD 8728
     b. Contracts not marked        ////////////////  /////////////////     /////////////////   /////////////////
        to market                         25,995,304                 0                    0                  0 16.b.
                                    RCFD 8729           RCFD 8730           RCFD 8731           RCFD 8732


Legal Title of Bank:  BANK ONE, COLUMBUS, NA     Call Date:  6/30/95 ST-BK:
                                                             39-1580 FFIEC 031
Address:              100 East Broad Street                  Page RC-16
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-L--Continued

                                    (Column A)         (Column B)            (Column C)         (Column D)
  Dollar Amounts in Thousands     Interest Rate      Foreign Exchange    Equity Derivative    Commodity and
 Off-balance Sheet Derivative       Contracts         Contracts             Contracts        Other Contracts
       Position Indicators        RCFD Bil Mil Thou  RCFD Bil Mil Thou   RCFD Bil Mil Thou    RCFD Bil Mil Thou
17.  Gross fair values of         /////////////////  /////////////////   /////////////////   /////////////////
     derivative contracts:        /////////////////  /////////////////   /////////////////   /////////////////
     a. Contracts held for        /////////////////  /////////////////   /////////////////   /////////////////
        trading:                  /////////////////  /////////////////   /////////////////   /////////////////
        (1) Gross positive        /////////////////  /////////////////   /////////////////   /////////////////
            fair value            8733            0  8734            0   8735            0   8736            0 17.a.(1)
        (2) Gross negative        /////////////////  /////////////////   /////////////////   /////////////////
            fair value            8737            0  8738         8739   0            8740                   0 17.a.(2)
     b. Contracts held for        /////////////////  /////////////////   /////////////////   /////////////////
        purposes other than       /////////////////  /////////////////   /////////////////   /////////////////
        trading that are marked   /////////////////  /////////////////   /////////////////   /////////////////
        to market:                /////////////////  /////////////////   /////////////////   /////////////////
        (1) Gross positive        /////////////////  /////////////////   /////////////////   /////////////////
            fair value            8741        1,677  8742        1,343   8743            0   8744            0 17.b.(1)
        (2) Gross negative        /////////////////  /////////////////   /////////////////   /////////////////
            fair value            8745        2,349  8746        1,264   8747            0   8748            0 17.b.(2)
     c. Contracts held for        /////////////////  /////////////////   /////////////////   /////////////////
        purposes other than       /////////////////  /////////////////   /////////////////   /////////////////
        trading that are not      /////////////////  /////////////////   /////////////////   /////////////////
        marked to market:         /////////////////  /////////////////   /////////////////   /////////////////
        (1) Gross positive        /////////////////  /////////////////   /////////////////   /////////////////
            fair value            8749      142,692  8750            0   8751            0   8752            0 17.c.(1)
        (2) Gross negative        /////////////////  /////////////////   /////////////////   /////////////////
            fair value            8753      155,184  8754            0   8755            0   8756            0 17.c.(2)

Memoranda                       Dollar Amounts in Thousands                           RCFD Bil Mil Thou
1.-2.  Not applicable                                                                 /////////////////
3.  Unused commitments with an original maturity exceeding one                        /////////////////
    year that are reported in Schedule RC-L, items 1.a through 1.e,                   /////////////////
    above (report only the unused portions of commitments                             /////////////////
    that are fee paid or otherwise legally binding)                                   3833  906,209 M.3.a
    a. Participations in commitments with an original maturity                        /////////////////
       exceeding one year conveyed to others         RCFD 3834  104,953               /////////////////
4.  To be completed only by banks with $1 billion or more in total assets:            /////////////////
    Standby letters of credit and foreign office guarantees (both financial           /////////////////
    and performance) issued to non-U.S. addresses (domicile) included in              /////////////////
    Schedule RC-L, items 2 and 3, above                                               3377            0 M.4.
5.  To be completed for the September report only:                                    /////////////////
    Installment loans to individuals for household, family, and other personal        /////////////////
    expenditures that have been securitized and sold without recource                 /////////////////
    (with servicing retained), amounts outstanding by type of loan:                   /////////////////
    a.  Loans to purchase private passenger automobiles                               2741          N/A M.5.a.
    b.  Credit cards and related plans                                                2742          N/A M.5.b.
    c.  All other consumer installment credit (including mobile home loans)           2743          N/A M.5.c.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:  6/30/95 ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-17
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-M-- Memoranda



                                                                        C465
                     Dollar Amounts in Thousands       RCFD Bil Mil Thou
1.  Extensions of credit by the reporting bank to      /////////////////
    its executive officers, directors, principal       /////////////////
    shareholders, and their related interests as of    /////////////////
    the report date:                                   /////////////////
    a. Aggregate amount of all extensions of credit    /////////////////
       to all executive officers, directors, principal /////////////////
       shareholders and their related interests        6164     209,907 1.a.
    b. Number of executive officers, directors, and    /////////////////
       principal shareholders to whom the amount of    /////////////////
       all extensions of credit by the reporting bank  /////////////////
      (including extensions of credit to related       /////////////////
      interests) equals or exceeds the lesser of       /////////////////
      $500,000 or 5 percent                    Number  /////////////////
      of total capital as defined for this purpose     /////////////////
      in agency regulations.RCFD 6165              9   //////////////// 1.b.
2.  Federal funds sold and securities purchased        ////////////////
    under agreements to resell with U.S. branches      ////////////////
    and agencies of foreign banks (1) (included in     ////////////////
    Schedule RC, items 3.a and 3.b)                    3405           0 2.
3.  Not applicable.                                    ////////////////
4.  Outstanding principal balance of 1-4 family        ////////////////
    residential mortgage loans serviced for others     ////////////////
    serviced for others (include both retained         ////////////////
    servicing and purchased servicing):                ////////////////
    a.  Mortgages serviced under a GNMA contract       5500           0 4.a.
    b.  Mortgages serviced under a FHLMC contract:     ////////////////
       (1)  Serviced with recourse to servicer         5501           0 4.b.(1)
       (2)  Serviced without recourse to servicer      5502           0 4.b.(2)
    c.  Mortgages serviced under a FNMA contract:      ////////////////
       (1)  Serviced under a regular option contract   5503           0 4.c(1)
       (2)  Serviced under a special option contract   5504           0 4.c.(2)
    d.  Mortgages serviced under other servicing
        contracts                                      5505           0 4.d.
5.  To be completed only by banks with $1 billion      ////////////////
    or more in total assets: Customers' liability to   ////////////////
    its bank on acceptances outstanding                ////////////////
    (sum of items 5.a and 5.b must equal               ////////////////
    Schedule RC, item 9):                              ////////////////
    a.  U.S. addressees (domicile)                     2103       8,409 5.a.
    b.  Non-U.S. addressees (domicile)                 2104             0 5.b.
6.  Intangible assets:                                 /////////////////
    a.  Mortgage servicing rights                      3164           0 6.a.
    b.  Other identifiable intangible assets:          /////////////////
        (1)  Purchased credit card relationships       5506      27,267 6.b.(1)
        (2)  All other identifiable intangible assets  5507       3,314 6.b.(2)
    c.  Goodwill                                       3163      13,381 6.c.
    d.  Total (sum of items 6.a through 6.c) (must
        equal Schedule RC, item 10)                    2143      43,962 6.d.
    e.  Intangible assets that have been grandfathered
        for regulatory capital purposes                6442           0 6.e.
7.  Mandatory convertible debt, net of common or
    perpetual preferred stock dedicated to redeem
    the debt                                           3295           0 7.

____________________________________________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S.
     in this item.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA     Call Date:  6/30/95 ST-
                                                 BK: 39-1580 FFIEC 031
Address:              100 East Broad Street                  Page RC-18
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-M--Continued

                     Dollar Amounts in Thousands    RCFD  Bil Mil Thou
8.  a. Other real estate owned:                     //////////////////
       (1) Direct and indirect investments in real
           estate ventures                          RCFD 5372       0 8.a.(1)
       (2) All other real estate owned:             //////////////////
           (a) Construction and land development
               in domestic offices                  RCON 5508       0 8.a.(2)(a)
           (b) Farmland in domestic offices         RCON 5509       0 8.a.(2)(b)
           (c) 1-4 family residential properties in
               domestic offices                     RCON 5510     150 8.a.(2)(c)
           (d) Multifamily (5 or more) residential
               properties in domestic offices       RCON 5511       0 8.a.(2)(d)
           (e) Nonfarm nonresidential properties
               in domestic offices                  RCON 5512   1,900 8.a.(2)(e)
           (f) In foreign offices                   RCFN 5513       0 8.a(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a(2))
           (must equal Schedule                     /////////////////
           RC, item 7)                              RCFD 2150   2,050 8.a.(3)
    b. Investments in unconsolidated subsidiaries
       and associated companies:                    //////////////////
       (1) Direct and indirect investments in real
           estate ventures                          RCFD 5374       0 8.b.(1)
       (2) All other investments in unconsolidated  /////////////////
           subidiaries and associated companies     RCFD 5375      36 8.b.(2)
       (3) total (sum of items 8.b.(1) and 8.b.(2)) /////////////////
           (must equal Schedule RC,  item 8)        RCFD 2130      36 8.b.(3)
    c.  Total assets of unconsolidated subsidiares
        and associated companies                    RCFD 5376   9,831 8.c.
9.  Noncumulative perpetual preferred stock and
    related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and
    related surplus"                                RCFD 3378       0 9.
10. Mutual fund and annuity sales in domestic
    offices during the quarter include proprietary  ////////////////////
    include proprietary, private label, and
    third party products):                          ////////////////////
    a.  Money market funds                          RCON 6441     169 10.a.
    b.  Equity securities funds                     RCON 8427   4,714 10.b.
    c.  Debt securities funds                       RCON 8428   1,625 10.c.
    d.  Other mutual funds                          RCON 8429       0 10.d.
    e.  Annuities                                   RCON 8430   5,033 10.e.
    f.  Sales of proprietary mutual funds and
        annuities (included in items 10.a through
        10.e above)                                 RCON 8430   2,101 10.f.

Memorandum            Dollar Amounts in Thousands   RCFD  Bil  Mil  Thou
1.  Interbank holdings of capital instruments
    (to be completed for the December report only):   /////////////////
    a.  Reciprocal holdings of banking organizations'
        capital instruments                          3836          N/A M.1.a.
    b.  Nonreceiprocal holdings of banking
        organizations' capital instruments           3837          N/A M.1.b.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA      Call Date: 6/30/95 ST-BK:
                                                  39-1580 FFIEC 031
Address:              100 East Broad Street       Page RC-19
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets


The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,                                        C470
Column A, and in Memorandum items 2 through 4,  (Column A)          (Column B)        (Column C)
Column A, as confidential.                      Past due            Past due 90       Nonaccrual
                                                30 through 89       days or more
                                                days and still      and still
                                                accruing            accruing
         Dollar amounts in Thousands           RCFD  Bil Mil Thou   RCFD Bil Ml Thou   RCFD  Bil Mil Thou
1.  Loans secured by real estate:              /////////////////   ////////////////    /////////////////
    a.  To U.S.  addressees (domicile)         1245                 1246       2,354   1247        11,755  1.a.
    b.  To non-U.S. addressees (domicile)      1248                 1249           0   1250             0  1.b.
2.  Loans to depository institutions           //////////////////   ////////////////   ////////////////
    and acceptances of other banks:            //////////////////   ////////////////   ////////////////
    a.  To U.S. banks and other U.S.           //////////////////   ////////////////   ////////////////
        depository institutions                5377                 5378           0   5379             0  2.a.
    b.  To foreign banks                       5380                 5381           0   5382             0  2.b
3.  Loans to finance agricultural              //////////////////   ////////////////   ////////////////
    production and other loans to farmers      1594                 1597           0   1583           182  3.
4.  Commercial and industrial loans:           //////////////////   ////////////////   ///////////////
    a.  To U.S. addressees (domicile)          1251                 1252       1,047   1253         6,358  4.a.
    b.  To non-U.S. addressees (domicile)      1254                 1255           0   1256             0  4.b.
    5.  Loans to individuals for household,    //////////////////   ////////////////   //////////////
        family, and other personal             //////////////////
        expenditures:                          /////////////////   /////////////////
    a.  Credit cards and related plans         5383                 5384      22,847   5385             0  5.a
    b.  Other (includes single payment,        //////////////////   ////////////////   /////////////
        installment, and all student loans).   5386                 5387      13,237   5388         3,791  5.b
6.  Loans to foreign governments and           //////////////////   ////////////////   ////////////
    official institutions                      5389                 5390           0   5391             0  6.
7.  All other loans                            5459                 5460         121   5461         1,114  7.
8.  Lease financing receivables:               //////////////////   ////////////////    ///////////
    a.  Of U.S. addressees (domicile)          1257                 1258         238    1259               993  8.a
    b.  of non-U.S. addressees (domicile)      1271                 1272           0    1791            0  8.b
    9.  Debt securities and other assets       //////////////////   ////////////////   ///////////
        (exclude other real estate owned and   //////////////////   ////////////////   ///////////
        other repossessed assets)              3505                 3506           0   3507        15,374  9.

============================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in Items 1 though 8.

10.  Loans and leases reported in items 1      RCFD Bil Mil Thou     RCFD Bil Mil Thou   RCFD Bil Mil Thous
     through 8 above which are wholly or       //////////////////    /////////////////   //////////////////
     partially guaranteed by the U.S.          //////////////////    /////////////////   //////////////////
     Government                                5612                  5613        3,167   5614           182  10.
     a.  Guaranteed portion of loans and       //////////////////    /////////////////   /////////////////
         leases included in item 10 above      5615                  5616        3,164   5617           147  10.a


Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:  6/30/95 ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-20
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-N--Continued


                                                                                     C473
                                     (Column A)          (Column B)            (Column C)
                                     Past due            Past due 90            Nonaccrual
                                     30 through 89        days or more
                                     days and still      and still
Memoranda                            accruing            accruing
Dollar amounts in Thousands          RCFD  Bil Mil Thou  RCFD Bil Ml Thou   RCFD  Bil Mil Thou
1.  Restructured loans and leases    //////////////////  ////////////////   //////////////////
    included in Schedule RC-N, items //////////////////  ////////////////   //////////////////
    1 through 8, above (and not      //////////////////  ////////////////   //////////////////
    reported in Schedule RC-C,       //////////////////  ////////////////   //////////////////
    part I, Memorandum item 2)       1658                1659               1661                M.1
2.  Loans to finance commercial      //////////////////  ////////////////   //////////////////
    real estate, construction, and   //////////////////  ////////////////   //////////////////
    land development activities      //////////////////  ////////////////   //////////////////
    (not secured by real estate)     //////////////////  ////////////////  //////////////////
    included in Schedule RC-N,       //////////////////  ///////////////   //////////////////
    items 4 and 7, above             6558                6559          0   6560         2,839  M.2.
3.  Loans secured by real estate in  //////////////////  ////////////////  //////////////////
    domestic offices (included       /////////////////   ////////////////  //////////////////
    in Schedule RC-N, item 1,        /////////////////   ////////////////  //////////////////
    above):                          RCON Bil Mil Thou    RCON BilMil Thou RCON Bil Mil Thou
    a. Construction and land         /////////////////    ///////////////  //////////////////
       development                   2759                 2769           0  3492        2,164  M.3.a.
    b.  Secured by farmland          3493                 3494           0  3495           16  M.3.b.
    c.  Secured by 1-4 family        /////////////////   ////////////////  //////////////////
        residential properties:      /////////////////   ////////////////  //////////////////
        (1)  Revolving, open-end
             loans secured by 1-4    /////////////////   ////////////////  //////////////////
             family residential      /////////////////   ////////////////  //////////////////
             properties extended     /////////////////   ////////////////  //////////////////
             under lines of credit.  5398                5399         360  5400           629  M.3.c.(1)
        (2)  All other loans secured /////////////////  ///////////////// //////////////////
             by 1-4 family
             residential properties  5401                5402       1,340  5403         5,291   M.3.c.(2)
    d.  Secured by multifamily (5 or /////////////////  ///////////////// //////////////////
        more) residential properties 3499                3500           0  3501             0   M.3.d.
    e.  Secured by nonfarm           /////////////////   ////////////////  //////////////////
        nonresidential properties    3502                3503         654  3504         3,655   M.3.e.


                                      (Column A)                    (Column B)
                                       Past due 30                   Past due 90
                                       through 89 days               days or more
                                       RCFD  Bil Mil Thou            RCFD Bil Ml Thou

4.  Interest rate, foreign exchange     /////////////////            ////////////////
     rate, and other commodity and      /////////////////            ///////////////
    equity contracts:                   ////////////////
    a.  Book value of amounts carried
        as assets                       3522                         3528           0  M.4.a.
    b.  Replacement cost of contracts
        with a positive replacement
        cost                            3529                         3530           0  M.4.b.



Legal Title of Bank:  BANK ONE, COLUMBUS, NA       Call Date:  6/30/95 ST-BK:
                                                   39-1580 FFIEC 031
Address:              100 East Broad Street        Page RC-21
City, State   Zip:    Columbus, OH  43271-1066
DIC Certificate No.:  06559

Schedule RC-O--Other Data for Deposit Insurance Assessments


                                                                        C475  -
                 Dollar Amounts in Thousands         RCON  Bil  Mil  Thou
1.  Unposted debits (see instructions):              ////////////////////
    a.  Actual amount of all unposted debits         0030             N/A  1.a.
        OR                                           ////////////////////
    b.  Separate amount of unposted debits:          ////////////////////
        (1)  Actual amount of unposted
             debits to demand deposits               0031               0  1.b.(1)
        (2)  Actual amount of unposted debits
             to time and savings deposits(1)         0032               0  1.b.(2)
2.  Unposted credits (see instructions):              ////////////////////
    a.  Actual amount of all unposted credits        3510             N/A  2.a.
        OR
    b.  Separate amount of unposted credits:         ////////////////////
        (1)  Actual amount of unposted credits
             to demand deposits                      3512               0  2.b.(1)
        (2)  Actual amount of unposted credits
             to time and savings deposits(1)         3514               0  2.b.(2)
3.  Uninvested trust funds (cash) held in bank's
    own trust department (not included in total
    deposits in domestic offices)                    3520               0  3.
4.  Deposits of consolidated subsidiaries in
    domestic offices and in insured                  /////////////////////
    branches in Puerto Rico and U.S. territories
    and possessions (not included in total
    deposits):                                       ////////////////////
    a.  Demand deposits of consolidated subsidiaries 2211           4,590  4.a.
    b.  Time and savings deposits (1) of             ////////////////////
        consolidated subsidiaries                    2351          11,833  4.b.
    c.  Interest accrued and unpaid on deposits of   ////////////////////
        consolidated subsidiaries                    5514               0  4.c.
5.  Deposits in insured branches in Puerto Rico and  ////////////////////
    U.S. territories and possessions:                ////////////////////
    a.  Demand deposits in insured branches          ////////////////////
        (included in Schedule RC-E, Part II)         2229               0  5.a.
    b.  Time and savings deposits (1) in insured     ////////////////////
        branches (included in Schedule               ////////////////////
        RC-E, Part II)                               2383               0  5.b.
    c.  Interest accrued and unpaid on deposits      ///////////////////
        in insured branches (included in Schedule    ///////////////////
        RC-G, item 1.b)                              5515               0  5.c.

Item 6 is not applicable to state nonmember banks     /////////////////
that have not been authorized by the Federal Reserve  /////////////////
to act as pass-through correspondents.                /////////////////
6.  Reserve balances actually passed through to the   /////////////////
    Federal Reserve by the reporting bank on behalf   /////////////////
    of its respondent depository institutions that    /////////////////
    are also reflected as deposit liabilities of      /////////////////
    the reporting bank:                               /////////////////
    a.  Amount reflected in demand deposits
        (included in Schedule RC-E, Part I,           //////////////////
        Memorandum item 4.a)                         2314               0
    b.  Amount reflected in time and savings         ///////////////////
        deposits (1) (included in Schedule RC-E,     //////////////////
        Part I, Memorandum item 4.a)                 2315               0  6.b.
7.  Unamortized premiums and discounts on time and
    savings deposits: (1)
    a.  Unamortized premiums                         5516               0
    b.  Unamortized discounts                        5517               0

8.  To be completed by banks with "Oakar deposits."  ///////////////////
    Total "Adjusted Attributable Deposits" of all    ///////////////////
    institutions acquired under Section 5(d)(3) of   ///////////////////
    the Federal Deposit Insurance Act (from most     //////////////////
    recent FDIC Oakar Transaction Worksheet(s))      5518            N/A  8.

9.  Deposits in lifeline accounts                    5596///////////////  9.
10. Benefit-responsive "Depository Institution
    Investment Contracts"                            //////////////////
       (included in total deposits in                //////////////////
        domestic offices)                            8432                0  10.
___________________________________
1)  For FDIC insurance assessment purposes, "time and savings deposits"
    consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:  6/30/95 ST-BK:
                                                39-1580 FFIEC 031
Address:              100 East Broad Street     Page RC-22
City, State   Zip:    Columbus, OH  43271-1066
DIC Certificate No.:  06559

Schedule RC-O--Continued


                Dollar Amounts in Thousands       RCON  Bil  Mil  Thou
11.  Adjustments to demand deposits in domestic   ////////////////////
     offices reported in Schedule RC-E for        ////////////////////
     certain reciprocal demand balances:          ////////////////////
     a.  Amount by which demand deposits          ////////////////////
         would be reduced if reciprocal           ////////////////////
         demand balances between the reporting    ////////////////////
         bank and savings associations            ////////////////////
         were reported on a net basis rather
         than a gross basis in Schedule           RC-E.. 8785        0  11.a.
     b.  Amount by which demand deposits would    ////////////////////
         be increased if reciprocal demand        ////////////////////
         balances between the reporting bank and  ///////////////////
         U.S. branches and agencies of            ////////////////////
         foreign banks were reported on a gross   ///////////////////
         basis rather than a net basis in         ////////////////////
         Schedule RC-E                            A181              0  11.b.
     c.  Amount by which demand deposits would    ////////////////////
         be reduced if cash items in process      ////////////////////
         of collection were included in the       ////////////////////
         calculation of net reciprocal demand     ////////////////////
         balances between the reporting bank and  ////////////////////
         the domestic offices of U.S.             ////////////////////
         banks and savings associations in        ////////////////////
         Schedule RC-E                            A182              0  11.c.

Memoranda (to be completed each quarter except as noted)
                  Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
1.  Total deposits in domestic offices of the    ////////////////////
    bank (sum of Memorandum items 1.a.(1) and    ////////////////////
    1.b.(1) must equal Schedule RC, item 13.a):  ////////////////////
    a.  Deposit accounts of $100,000 or less:    ///////////////////
        (1)  Amount of deposit accounts of
             $100,000 or less                    2702       2,371,079  M.1.a.(1)
        (2)  Number of deposit accounts of       ///////////////////
             $100,000 or less (to be completed   ////////////////////
             for the June report only)   Number
                          RCON 3779     554,382  ////////////////////  M.1.a.(2)
    b.  Deposit accounts of more than $100,000:  ////////////////////
        (1)  Amount of deposit accounts of
             more than $100,000                  2710       1,677,410  M.1.b.(1)
                                          Number ////////////////////
        (2)  Number of deposit accounts of 3,464 ////////////////////
             more than $100,000..RCON 2722       ////////////////////  M.1.b.(2)
2.  Estimated amount of uninsured deposits in
    domestic offices of the bank:
    a.  An estimate of your bank's uninsured
        deposits can be determined by
        multiplying the number of deposit
        accounts of more than $100,000 reported
        in Memorandum item 1.b.(2) above by
        $100,000 and subtracting the result
        from the amount of deposit accounts
        of more than $100,000 reported in
        Memorandum item 1.b.(1) above.

        Indicate in the appropriate box at the
        right whether your bank has a method
        or procedure for determining a better
        estimate of uninsured deposits                 YES       NO
        than the estimate described above      RCON 6861    ///   X   M.2.a.

    b.  If the box marked YES has been
        checked, report the estimate of      RCON  Bil  Mil  Thou
        uninsured deposits determined by
        using your bank's method or
        procedure                            5597             N/A  M.2.b.


Person to whom questions about the Reports of Condition and Income      C477-
should be directed:


Ruth Beam, Financial Officer       (614) 248-8564
Name and Title   (TEXT 8901)        Area code/phone number/extension (TEXT 8902)



Legal Title of Bank:  BANK ONE, COLUMBUS, NA         Call Date:6/30/95 ST-BK:
                                                     39-1580    FFIEC 031
Address:              100 East Broad Street          Page RC-23
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RC-R -- Risk-Based Capital


This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC,item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


1.  Test for determining the extent to which Schedule
    RC-R must be completed.  To be completed only by banks
    with total assets of less than $1 billion.  Indicate
    in the appropriate box at the right whether the bank          C480  -
    has total capital greater than or equal to eight      YES           NO
    percent of adjusted total assets                     RCFD  6056  /////// 1.

         For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

         If the box marked YES has been checked, then the bank only has to complete item 2 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

         A No response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.


                                       (Column A)             (Column B)
                                       Subordinated Debt(1)   Other
                                       and Intermediate       Limited-
Item 2 is to be completed by           Term Preferred         Life Capital
all Banks                              Stock                  Instruments

        Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou
2.  Subordinated debt (1) and other    ////////////////////  ////////////////////
    limited-life capital instruments   ////////////////////  ////////////////////
    (original weighted average         ////////////////////  ////////////////////
    maturity of at least five years)   ////////////////////  ///////////////////
    with a remaining maturity of:      ////////////////////  ///////////////////
     a.  One year or less              3780               0  3786               0  2.a.
     b.  Over one year through
         two years                     3781               0  3787               0  2.b.
     c.  Over two years through
         three years                   3782               0  3788               0  2.c.
     d.  Over three years through
         four years                    3783               0  3789               0  2.d.
     e.  Over four years through
         five years                    3784               0  3790               0  2.e.
     f.  Over five years               3785         189,199  3791               0  2.f.
3.  Not applicable




                                         (Column A)         (Column B)
Items 4-9 and Memoranda items 1 and 2      Assets          Credit Equiv-
are to be completed by banks that         Recorded         alent Amount
answered NO to item 1 above and by         on the         of Off-Balance
banks with total assets of $1 billion    Balance Sheet     Sheet Items(2)
or more.
                                     RCFD  Bil  Mil Thou  RCFD  Bil  Mil  Thou
4.  Assets and credit equivalent     ///////////////////  ////////////////////
    amounts of off-balance sheet     ///////////////////  ////////////////////
    items assigned to the            ///////////////////  ////////////////////
    Zero percent risk category:      //////////////////   ////////////////////
    a.  Assets recorded on the
        balance sheet:               //////////////////// ///////////////////
          (1)  Securities issued by, ///////////////////  ///////////////////
               other claims on, and  ///////////////////  ///////////////////
               claims unconditionally///////////////////  ///////////////////
               guaranteed by, the    ///////////////////  ///////////////////
               U.S. Government and   ///////////////////  ///////////////////
               agencies and other    //////////////////   ///////////////////
               OECD central          //////////////////   ///////////////////
               governments           3794        157,856  /////////////////// 4.a.(1)
          (2)  All other             3795         42,242  /////////////////// 4.a.(2)
     b.  Credit equivalent amount    ///////////////////  //////////////////
         of off-balance sheet items  ///////////////////  3796              0 4.b.

 __________________________
(1)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2)  Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:   BANK ONE, COLUMBUS, NA    Call Date: 6/30/95  ST-BK:
                                                 39-1580 FFIEC 031
Address:               100 East Broad Street     Page RC-24
City, State Zip:       Columbus, OH  43271-1066
FDIC Certificate No.:  06559

Schedule RC-R -- Continued


                                               (Column A)               (Column B)
                                                 Assets                Credit Equiv-
                                                Recorded              alent Amount
                                                 on the               of Off-Balance
                                               Balance Sheet           Sheet Items(1)
     Dollar Amounts in Thousands            RCFD  Bil  Mil Thou     RCFD  Bil  Mil  Thou
5.  Assets and credit equivalent amounts    //////////////////      ///////////////////
    of off-balance sheets items             //////////////////      ///////////////////
    assigned to the 20 percent risk         //////////////////      ///////////////////
    category:                               //////////////////      ///////////////////
    a.  Assets recorded on the              //////////////////      //////////////////
        balance sheet:                      //////////////////      //////////////////
        (1)  Claims conditionally           //////////////////      //////////////////
             guaranteed by the U.S.         //////////////////     //////////////////
             Government and its             //////////////////     //////////////////
             agencies and other             //////////////////     //////////////////
             OECD central governments       3798       128,228     //////////////////  5.a.(1)
        (2)  Claims collateralized by
             securities issued by the U.S.
             Government and its agencies
             and other OECD central
             governments; by securities
             issued by U.S. Government-
             sponsored agencies; and
             by cash on deposit             3799            0     //////////////////  5.a.(2
        (3)  All other                      3800      902,061     //////////////////  5.a.(3)
    b.  Credit equivalent amount of off-    /////////////////     //////////////////
        balance sheet items                 /////////////////     3801       626,807  5.b.
6.  Assets and credit equivalent amounts of /////////////////     //////////////////
    off-balance sheet items assigned to     /////////////////     //////////////////
    the 50 percent risk category:           /////////////////     //////////////////
    a.  Assets recorded on the balance     /////////////////      ///////////////////
        sheet                              3802       191,310     //////////////////  6.a.
    b.  Credit equivalent amount of off-   //////////////////     //////////////////
        balance sheet items                /////////////////      3803         4,782  6.b.
7.  Assets and credit equivalent amounts   /////////////////      //////////////////
    of off-balance sheet items assigned to /////////////////      //////////////////
    the 100 percent risk category:         /////////////////      //////////////////
    a.  Assets recorded on the balance
        sheet                              3804    5,402,116      //////////////////  7.a.
    b.  Credit equivalent amount of
        off-balance sheet items            //////////////////     3805       571,796  7.b.
8.  On-balance sheet asset values
    excluded from the calculation         //////////////////     //////////////////
    of the risk-based capital ratio(2)    3806           (54)    //////////////////  8.
9.  Total assets recorded on the balance  //////////////////     //////////////////
    sheet (sum of items 4.a, 5.a, 6.a,    //////////////////     //////////////////
    7.a, and 8, column A)(must equal      //////////////////     //////////////////
    Schedule RC, item 12 plus items       //////////////////     //////////////////
    4.b and                               3807      6,823,759    //////////////////  9.

Memoranda
            Dollar Amounts in Thousands                   RCFD  Bil  Mil  Thou
1.  Current credit exposure across all off-balance        ////////////////////
    sheet derivative contracts covered by the             ////////////////////
    risk-based capital standards                          8764         145,629  M.1.

                                       With a remaining maturity of
                                          (Column A)        (Column B)                  (Column C)

2.  Notional principal amounts of      One year or less   Over one year               Over five years
    off-balance sheet derivative
    contracts(3):                 RCFD Tril Bil Mil Thou   RCFD Tril Bil Mil Thou   RCFD Tril Bil Mil Thou
    a. Interest rate contracts    3809         8,489,408   8766        10,559,101   8767           479,592  M.2.a.
    b. Foreign exchange contracts 3812           136,563   8769                 0   8770                 0  M.2.b.
    c. Gold contracts             8771                 0   8772                 0   8773                 0  M.2.c.
    d. Other precious metals      //////////////////////   //////////////////////   //////////////////////
       contracts ................  8774                 0   8775                 0  8776                 0  M.2.d.
    e. Other commodity contracts   8777                 0   8778                 0  8779                 0  M.2.e.
    f. Equity derivative contracts A000                 0   A001                 0  A002                 0  M.2.f.

1)  Do not report in column B the risk-weighted amount of assets reported in column A.
2)  Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items
    4 through 7 above.  Item 8 also includes on-balance sheet asset values (or portions thereof) of off-
    balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital.  Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
3)  Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


Legal Title of Bank:   BANK ONE, COLUMBUS, NA      Call Date: 6/30/95  ST-BK:
                                                   39-1580 FFIEC 031
Address:               100 East Broad Street       Page RC-25
City, State Zip:       Columbus, OH  43271-1066
FDIC Certificate No.:  06559

                Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income
                    at close of business on June 30, 1995


BANK ONE, COLUMBUS, NA                 Columbus             ,  Ohio
Legal Title of Bank                      City                  State


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.


No comment         (RCON 6979)                    C471            C472   -

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



For regulatory purposes, the Bank defers the recognition of certain excess income relating to securitized loan sales until cash is received. The effect of this accounting method has decreased net income for the current year $12,464,000 and decreased retained earnings on a cumulative basis $86,321,000.



         Signature of Executive Officer of Bank           Date of Signature

Legal Title of Bank:   BANK ONE, COLUMBUS, NA  Call Date:  6/30/95  ST-BK:
                                                           39-1580
Address:               100 East Broad Street
City, State  Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:  06559


                 THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- --------------------------------------------------------------------------
NAME AND ADDRESS OF BANK                   OMB No. For OCC:  1557-0081
CALL NO. 192      31        06-30-95       OMB No. For FDIC:  3064-0052
CERT:  06559    00088     STBK  39-1580   OMB No. For Federal Reserve: 7100-0036
                                                 Expiration Date:  3/31/96
BANK ONE, COLUMBUS, NATIONAL ASSOCIA
100 EAST BROAD STREET                                  SPECIAL REPORT
COLUMBUS, OH  43271                             (Dollar Amounts in Thousands)

                        CLOSE OF BUSINESS     FDIC Certificate Number
                        DATE:                                 C-700    -
                                  6/30/95              06559

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- ------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)  See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the
definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- ---------------------------------------------------------------------------
a.  Number of loans made to executive officers since the
    previous Call Report Date                        RCFD 3561          3   a.
b.  Total dollar amount of above loans
    (in thousands of dollars)                        RCFD 3562        405   b.
c.  Range of interest charged on above loans
    (example: 9 3/4% = 9.75)  RCFD 7701  9.00  % to  RCFD 7702   18.65  %   c.











/s/  Ruth Beam                                           /s/  7/28/95
SIGNATURE AND TITLE OF OFFICER AUTHORIZED     DATE (Month, Day, Year)
TO SIGN REPORT

NAME AND TITLE OF PERSON TO WHOM              AREA CODE/PHONE NUMBER/EXTENSION
INQUIRIES MAY BE DIRECTED (TEXT 8903)         (TEXT 8904)
                                                   (614) 248-8564
Ruth Beam, Financial Officer
FDIC 8040/53  (6-95)